                                                                              Execution Copy

                             RESIDENTIAL ACCREDIT LOANS, INC.,

                                          Company,

                              RESIDENTIAL FUNDING CORPORATION,

                                      Master Servicer,

                                            and

                           DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                          Trustee

                                     SERIES SUPPLEMENT,

                                 Dated as of August 1, 2005

                                             TO

                                     STANDARD TERMS OF
                              POOLING AND SERVICING AGREEMENT
                                 dated as of August 1, 2004

                      Mortgage Asset-Backed Pass-Through Certificates

                                      Series 2005-QO1

                               TABLE OF CONTENTS

ARTICLE II         CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF

   Section 2.03    Representations, Warranties and Covenants of the
                   Master Servicer and the Company........................28
   Section 2.04    Representations and Warranties of Sellers..............31
   Section 2.05    Execution and Authentication of
                   Certificates/Issuance of Certificates Evidencing
                   Interests in REMIC I Certificates......................31
   Section 2.06    Conveyance of Uncertificated REMIC I and REMIC II
                   Regular Interests; Acceptance by the Trustee...........31
   Section 2.07    Issuance of Certificates Evidencing Interest in

   Section 4.03    Statements to Certificateholders; Statements to the
                   Rating Agencies; Exchange Act Reporting................43
   Section 4.04    Distribution of Reports to the Trustee and the
                   Company; Advances by the Master Servicer...............43
   Section 4.05    Allocation of Realized Losses..........................43
   Section 4.06    Reports of Foreclosures and Abandonment of

   Section 5.02    Registration of Transfer and Exchange of

   Section 10.02   Master Servicer; REMIC Administrator and Trustee
                   Indemnification........................................51
   Section 10.03   Designation of REMICs..................................51
   Section 10.04   Distributions on the Uncertificated REMIC I Regular

                                          EXHIBITS

Exhibit One:      Mortgage Loan Schedule

Exhibit Two:      Information to be Included in
                  Monthly Distribution Date Statement

Exhibit Three:    Standard Terms of Pooling and
                  Servicing Agreement dated as of August 1, 2004

                                       1
      This is a Series Supplement, dated as of August 1, 2005 (the "Series Supplement"),  to the  Standard  Terms of  Pooling  and  Servicing  Agreement,  dated as of August 1, 2004 and attached as Exhibit  Three  hereto (the  "Standard  Terms"  and,  together  with this Series
Supplement,  the  "Pooling and  Servicing  Agreement"  or  "Agreement"),  among  RESIDENTIAL
ACCREDIT LOANS,  INC., as the company  (together with its permitted  successors and assigns, the "Company"),  RESIDENTIAL  FUNDING  CORPORATION,  as master  servicer  (together with its permitted  successors and assigns,  the "Master Servicer"),  and DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Trustee (together with its permitted successors and assigns, the "Trustee").

                                   PRELIMINARY STATEMENT:

      The  Company  intends  to  sell  mortgage   asset-backed   pass-through   certificates
(collectively,  the  "Certificates"),  to be issued hereunder in multiple classes,  which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund.

      The terms and  provisions of the Standard Terms are hereby  incorporated  by reference herein as though set forth in full herein.  If any term or provision  contained herein shall conflict with or be inconsistent  with any provision  contained in the Standard  Terms,  the terms and  provisions of this Series  Supplement  shall govern.  All  capitalized  terms not otherwise  defined  herein  shall have the meanings  set forth in the  Standard  Terms.  The
Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

                                          REMIC I

      As provided herein, the REMIC  Administrator will make an election to treat the entire segregated  pool of  assets  described  in the  definition  of REMIC I (as  defined  herein)
(including  the Mortgage  Loans but excluding the Initial  Monthly  Payment Fund,  the Yield
Maintenance  Agreement Reserve Fund, the Class P Reserve Account and the Carryover Shortfall
Reserve Fund), and subject to this Agreement,  as a real estate mortgage  investment conduit
(a "REMIC")  for federal  income tax  purposes  and such  segregated  pool of assets will be designated  as "REMIC I." The  Uncertificated  REMIC I Regular  Interests  will be  "regular interests" in REMIC I and the Class R-I  Certificates  will represent  ownership of the sole class of "residual  interests" in REMIC I for purposes of the REMIC  Provisions  (as defined herein).

      The following table irrevocably sets forth the designation,  the Uncertificated  REMIC
I Pass-Through Rate, the initial  Uncertificated  Principal Balance, and solely for purposes
of  satisfying  Treasury  regulation  Section  1.860G-1(a)(4)(iii),   the  "latest  possible
maturity  date,"  for each of the  Uncertificated  REMIC I  Regular  Interests.  None of the
Uncertificated REMIC I Regular Interests will be certificated.

      Designation       Uncertificated      Initial              Latest
                           REMIC I       Uncertificated   Possible Maturity(1)
                         Pass-Through  Principal Balance
                             Rate

    REMIC I Regular     Variable(2)       $711,034,970.63   August 25, 2035
     Interest LT1
-------------------------------------------------------------------------------
    REMIC I Regular      Variable(2)           $35,557.08   August 25, 2035
     Interest LT2
-------------------------------------------------------------------------------
    REMIC I Regular      Variable(2)           $35,557.08   August 25, 2035
     Interest LT3
-------------------------------------------------------------------------------
    REMIC I Regular      Variable(2)           $35,557.08   August 25, 2035
     Interest LT4
-------------------------------------------------------------------------------

                                          REMIC II

      A  segregated  pool  of  assets  consisting  of the  Uncertificated  REMIC  I  Regular
Interests will be designated as "REMIC II" and the REMIC  Administrator will make a separate
REMIC election with respect thereto.  The Class A-1  Certificates,  Class A-2  Certificates,
Class  A-3  Certificates,   Class  A-4  Certificates,   Class  X  Certificates,   Class  M-1
Certificates,  Class M-2  Certificates,  Class M-3  Certificates,  Class M-4  Certificates,
Class  M-5  Certificates,   Class  M-6  Certificates,  Class  M-7  Certificates,  Class  M-8
Certificates,  Class M-9 Certificates,  Class B-1  Certificates,  Class B-2 Certificates and
Class  B-3  Certificates  will  be  "regular  interests"  in  REMIC  II and the  Class  R-II
Certificates will represent ownership of the sole class of "residual  interests" in REMIC II for purposes of the REMIC Provisions.

      The following table sets forth the designation,  type,  Pass-Through  Rate,  aggregate
Initial Certificate  Principal Balance,  Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

Designation  Pass-    Aggregate     Features(1)     Maturity   S&P/   Minimum
            Through    Initial                     Date(2)    Moody's  Denominations(3)
             Rate  Certificate
                      Principal
                       Balance
Class A-1  Adjustable$338,917,000.Super Senior/  August 25,  AAA/Aaa  $25,000.00
           Rate(4)                  Adjustable      2035
                                       Rate
Class A-2  Adjustable$50,000,000.0Super Senior/  August 25,  AAA/Aaa  $25,000.00
           Rate(5)                  Adjustable      2035
                                       Rate
Class A-3  Adjustable$60,000,000.00   Senior     August 25,  AAA/Aaa  $25,000.00
            Rate(4)                  Support/       2035
                                    Adjustable
                                       Rate
Class A-4  Adjustable$200,000,000.00  Senior     August 25,  AAA/Aaa  $25,000.00
           Rate(6)                   Support/       2035
                                    Adjustable
                                       Rate
Class X    Variable         $0(7) Senior/ComponenAugust 25,  AAA/Aaa  $2,000,000.00
           Rate(7)                   Variable       2035
                                     Rate(7)
Class R-I  Variable        $50.00 Senior/ResidualAugust 25,  AAA/Aaa      (9)
           Rate(8)                Variable Rate     2035
Class R-II Variable        $50.00 Senior/ResidualAugust 25,  AAA/Aaa      (9)
            Rate(8)               Variable Rate     2035
Class M-1  Adjustable$11,022,000.00 Mezzanine/   August 25,  AA+/Aa1  $25,000.00
           Rate(10)                 Adjustable      2035
                                       Rate
Class M-2  Adjustable$9,245,000.00  Mezzanine/   August 25,   AA/Aa2  $25,000.00
           Rate(10)                 Adjustable      2035
                                       Rate
Class M-3  Adjustable$6,045,000.00  Mezzanine/   August 25,  AA-/Aa3  $25,000.00
           Rate(10)                 Adjustable      2035
                                       Rate
Class M-4  Adjustable$4,622,000.00  Mezzanine/   August 25,   A+/A1   $250,000.00
           Rate(10)                 Adjustable      2035
                                       Rate
Class M-5  Adjustable$4,267,000.00  Mezzanine/   August 25,   A-/A2   $250,000.00
           Rate(10)                 Adjustable      2035
                                       Rate
Class M-6  Adjustable$3,911,000.00  Mezzanine/   August 25,   A-/A3   $250,000.00
           Rate(10)                 Adjustable      2035
                                       Rate
Class M-7  Adjustable$3,911,000.00  Mezzanine/   August 25,   BBB+/   $250,000.00
           Rate(10)                 Adjustable      2035       Baa1
                                       Rate
Class M-8  Adjustable$2,133,000.00  Mezzanine/   August 25,    BBB/   $250,000.00
           Rate(10)                 Adjustable      2035       Baa2
                                       Rate
Class M-9  Adjustable$2,133,000.00  Mezzanine/   August 25,   BBB-/   $250,000.00
           Rate(10)                 Adjustable      2035       Baa3
                                       Rate
Class B-1  Adjustable$3,911,000.00 Subordinate/  August 25,   BB/Ba2  $250,000.00
           Rate(10)                 Adjustable      2035
                                       Rate
Class B-2  Adjustable$6,756,000.00 Subordinate/  August 25,    B/NA   $250,000.00
           Rate(10)                 Adjustable      2035
                                       Rate
Class B-3  Adjustable$4,268,591.88 Subordinate/  August 25,   NA/NA   $250,000.00
           Rate(10)                 Adjustable      2035
                                       Rate
Class         NA            $0.00   Prepayment   August 25,   NA/NA       NA
P(11)                                 Charge        2035

      The  Mortgage  Loans have an  aggregate  principal  balance as of the Cut-off  Date of
$711,141,691.88

      In consideration of the mutual agreements herein  contained,  the Company,  the Master
Servicer and the Trustee agree as follows:

                                          ARTICLE I

                                        DEFINITIONS

Section 1.01      Definitions.

      Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

      Accrued  Certificate  Interest:  With  respect to each  Distribution  Date,  as to any
Class of  Certificates,  interest  accrued during the related Interest Accrual Period at the related  Pass-Through  Rate on the Certificate  Principal Balance or Notional Amount thereof immediately prior to such Distribution  Date. In each case Accrued  Certificate  Interest on any Class of Certificates will be reduced by the amount of:

      (i)   Prepayment  Interest  Shortfalls on all Mortgage Loans (to the extent not offset by the Master  Servicer with a payment of  Compensating  Interest as provided in
            Section 4.01),

       (ii) the interest  portion  (adjusted  to the Net Mortgage  Rate (or the Modified Net
            Mortgage Rate in the case of a Modified  Mortgage  Loan)) of Realized  Losses on all  Mortgage  Loans  (including  Excess  Special  Hazard  Losses,  Excess Fraud
            Losses,  Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

       (iii)      the  interest  portion  of  Advances  that were (A)  previously  made with respect  to a  Mortgage  Loan  or REO  Property  on all  Mortgage  Loans,  which remained unreimbursed  following the Cash Liquidation or REO Disposition of such
            Mortgage  Loan or REO Property and (B) made with respect to  delinquencies  that were  ultimately  determined to be Excess Special  Hazard  Losses,  Excess Fraud
            Losses, Excess Bankruptcy Losses or Extraordinary Losses,

      (iv)  any Net Deferred Interest on the Mortgage Loans for that Distribution Date; and

      (v)   any other interest  shortfalls not covered by the subordination  provided by the
            Class M Certificates  and Class B Certificates,  including  interest that is not collectible from the Mortgagor pursuant to the Servicemembers  Civil Relief Act, or similar legislation or regulations as in effect from time to time,

      with all such  reductions  allocated  among all of the  Certificates  in proportion to their respective amounts of Accrued  Certificate  Interest payable on such Distribution Date absent such  reductions.  In addition to that  portion of the  reductions  described  in the preceding  sentence that are allocated to any Class of Class B Certificates  or any Class of
Class M Certificates,  Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates  will be reduced by the interest portion (adjusted to the
Net Mortgage  Rate) of Realized  Losses that are  allocated  solely to such Class of Class B
Certificates or such Class of Class M Certificates pursuant to Section 4.05.

      Accrued  Certificate  Interest  on the  Class  A-1,  Class  A-3,  Class M and  Class B
Certificates  is  calculated  on the basis of a 360-day  year and the actual  number of days that elapsed during the related Interest  Accrual Period.  Accrued  Certificate  Interest on
the Class A-2, Class A-4,  Class X and Class R Certificates  is calculated on the basis of a
360-day year divided into twelve 30-day months.

      Adjustable Rate  Certificates:  Any of the Class A-1, Class A-2, Class A-3, Class A-4,
Class M and Class B Certificates.

      Adjustment  Date:  As to each  Mortgage  Loan,  each  date set  forth  in the  related
Mortgage  Note on which an  adjustment  to the interest  rate on such  Mortgage Loan becomes effective.

      Available  Distribution  Amount:  As to any Distribution  Date, an amount equal to (a)
the sum of (i) the  amount  relating  to the  Mortgage  Loans on  deposit  in the  Custodial
Account  as of the  close of  business  on the  immediately  preceding  Determination  Date, including any  Subsequent  Recoveries,  and amounts  deposited in the  Custodial  Account in connection with the substitution of Qualified  Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately  preceding  Certificate  Account Deposit Date, (iii) any amount deposited in the Certificate  Account on the related Certificate Account Deposit Date pursuant  to the second  paragraph  of Section  3.12(a),  (iv) any amount  deposited  in the
Certificate  Account  pursuant to Section 4.07,  (v) any amount that the Master  Servicer is not permitted to withdraw from the Custodial Account or the Certificate  Account pursuant to
Section  3.16(e),  (vi) any amount  received by the  Trustee  pursuant to the Surety Bond in respect of such Distribution  Date and (vii) the  proceeds of any Pledged Assets received by the Master  Servicer,  reduced by (b) the sum as of the close of business on the immediately preceding  Determination  Date of (v) any payments or  collections  consisting of Prepayment
Charges on the Mortgage Loans that were received during the related  Prepayment  Period; (w)
aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution,  and (y) amounts permitted to be withdrawn by the Master  Servicer from the  Custodial  Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

      Bankruptcy  Amount: As of any date of determination  prior to the first anniversary of the Cut-off  Date,  an amount  equal to the excess,  if any,  of (A)  $230,180  over (B) the aggregate  amount of Bankruptcy  Losses  allocated solely to one or more specific Classes of
Certificates  in accordance with Section 4.05 of this Series  Supplement.  As of any date of determination on or after the first  anniversary of the Cut-off Date, an amount equal to the excess, if any, of

(1)   the lesser of (a) the Bankruptcy  Amount calculated as of the close of business on the
      Business Day  immediately  preceding the most recent  anniversary  of the Cut-off Date coinciding  with  or  preceding  such  date of  determination  (or,  if  such  date of determination  is an  anniversary  of the Cut-off Date,  the Business Day  immediately preceding such date of determination) (for purposes of this definition,  the "Relevant
      Anniversary") and (b) the greater of

(A)   (i) if the aggregate  principal  balance of the Non-Primary  Residence Loans as of the
            Relevant  Anniversary  is less than 10% of the Stated  Principal  Balance of the
            Mortgage Loans as of the Relevant  Anniversary,  $0.00, or (ii) if the aggregate principal  balance  of  the  Non-Primary  Residence  Loans  as of  the  Relevant
            Anniversary is equal to or greater than 10% of the Stated  Principal  Balance of the Mortgage Loans as of the Relevant Anniversary,  the sum of (I) the aggregate principal balance of the Non-Primary  Residence Loans with a Loan-to-Value Ratio of greater than 80.00% but less than or equal to 90.00%  (other than  Additional
            Collateral  Loans),  times 0.25%,  (II) the aggregate  principal  balance of the
            Non-Primary  Residence Loans with a  Loan-to-Value  Ratio of greater than 90.00%
            but less than or equal to  95.00%  (other  than  Additional  Collateral  Loans), times  0.50%,  and (III) the  aggregate  principal  balance  of the  Non-Primary
            Residence  Loans with a  Loan-to-Value  Ratio of greater than 95.00% (other than
            Additional  Collateral  Loans)  times  0.75%,  in each  case as of the  Relevant
            Anniversary; and

(B)   the greater of (i) 0.0006 times the  aggregate  principal  balance of all the Mortgage
            Loans  in  the  Mortgage   Pool  as  of  the  Relevant   Anniversary   having  a
            Loan-to-Value  Ratio (other than  Additional  Collateral  Loans) at  origination which exceeds 75% and (ii) $100,000,

            over (2) the aggregate  amount of Bankruptcy  Losses  allocated solely to one or more  specific  Classes of  Certificates  in  accordance  with  Section 4.05 since the
      Relevant Anniversary.

      The  Bankruptcy  Amount may be  further  reduced  by the  Master  Servicer  (including accelerating  the manner in which such coverage is reduced)  provided that prior to any such reduction,  the Master  Servicer  shall (i) obtain  written  confirmation  from each  Rating
Agency  that  such  reduction  shall  not  reduce  the  rating  assigned  to  any  Class  of
Certificates by such Rating Agency below the lower of the then-current  rating or the rating assigned to such  Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Carryover  Shortfall  Amount:  For  any  Distribution  Date,  and for  the  Class  A-1
Certificates and Class A-3  Certificates,  an amount equal to the sum of: (i) the excess, if any,  of (a) the  amount of Accrued  Certificate  Interest  that would have  accrued on such class at a Pass-Through  Rate equal to LIBOR plus the related  Pass-Through  Margin over (b)
the amount of Accrued  Certificate  Interest  on such class for such  Distribution  Date (in each case prior to any reduction for Net Deferred Interest),  (ii) the portion of the amount described in clause (i) above remaining unpaid from prior Distribution  Dates; and (iii) one month's  interest at the rate  described in clause  (i)(a) above on the amount  described in clause  (ii)  above.  For  the  initial  Distribution  Date  only,  and for  the  Class  A-2
Certificates and Class A-4  Certificates,  an amount equal to the excess, if any, of (a) the amount  of  Accrued  Certificate  Interest  that  would  have  accrued  on such  class  at a
Pass-Through Rate equal to MTA plus the related  Pass-Through  Margin over (b) the amount of
Accrued  Certificate  Interest on such class for such  Distribution Date (in each case prior to any reduction for Net Deferred Interest.

      Carryover Shortfall Reserve Fund:  The reserve fund created pursuant to Section 4.11.

      Carryover Shortfall Reserve Fund Amount:  $412,161.

      Certificate:  Any Class A, Class X, Class M, Class B, Class R or Class P Certificate.

      Certificate   Account:  The  separate  account  or  accounts  created  and  maintained pursuant to Section  4.01 of the  Standard  Terms,  which shall be entitled  "Deutsche  Bank
Trust Company  Americas,  as trustee,  in trust for the  registered  holders of  Residential
Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates,  Series 2005-QO1" and
which must be an Eligible Account.

      Certificate Policy:  None.

      Certificate  Principal  Balance:  With respect to each Certificate (or, in the case of a Class X Certificate,  the Class X-P Component thereof),  on any date of determination,  an amount equal to:

       (i)  the Initial  Certificate  Principal  Balance of such Certificate as specified on the face thereof, plus

       (ii) any Subsequent  Recoveries  added to the Certificate  Principal  Balance of such
            Certificate pursuant to Section 4.02, plus

      (iii) an amount equal to the aggregate Net Deferred  Interest added to the Certificate
            Principal Balance thereof prior to such date of determination, minus

       (iv)       the sum of (x) the aggregate of all amounts  previously  distributed  with respect to such  Certificate  (or any  predecessor  Certificate)  and applied to reduce the Certificate  Principal  Balance  thereof  pursuant to Section 4.02(a)
            and (y) the aggregate of all reductions in Certificate  Principal Balance deemed to have  occurred in  connection  with  Realized  Losses  which were  previously allocated  to such  Certificate  (or any  predecessor  Certificate)  pursuant to
            Section 4.05;

provided,  that the  Certificate  Principal  Balance  of each  Certificate  of the  Class of
Subordinate  Certificates  with the  Lowest  Priority  at any given  time  shall be  further reduced  by an amount  equal to the  Percentage  Interest  represented  by such  Certificate multiplied by the excess,  if any, of (A) the then aggregate  Certificate  Principal Balance of all  Classes  of  Certificates  then  outstanding  over  (B) the  then  aggregate  Stated
Principal Balance of the Mortgage Loans.

In the case of any Class of Certificates  other than the Class X Certificates,  Net Deferred
Interest  allocated  to such  Certificates  will be added as  principal  to the  outstanding
Certificate  Principal  Balance of such Class of  Certificates.  With respect to the Class X
Certificates,  Net Deferred Interest allocated to either the X-IO Component or X-P Component shall be added as principal to the outstanding  Certificate  Principal  Balance of the Class
X-P Component.

      Class A  Certificate:  Any one of the Class A-1,  Class  A-2,  Class A-3 and Class A-4
Certificates  executed  by  the  Trustee  and  authenticated  by the  Certificate  Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

      Class M Certificate:  Any one of the Class M-1, Class M-2, Class M-3, Class M-4, Class
M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates.
      Class  R  Certificate:   Any  one  of  the  Class  R-I  Certificates  and  Class  R-II
Certificates.

      Class R-I Certificate:  Any one of the Class R-I Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially  in the form annexed to the
Standard Terms as Exhibit D and evidencing an interest  designated as a "residual  interest"
in REMIC I for purposes of the REMIC Provisions.

      Class  R-II  Certificate:  Any one of the  Class  R-II  Certificates  executed  by the
Trustee and authenticated by the Certificate Registrar  substantially in the form annexed to the  Standard  Terms as Exhibit D and  evidencing  an  interest  designated  as a  "residual interest" in REMIC II for purposes of the REMIC Provisions.

      Class P Reserve  Account:  The  account  established  and  maintained  by the  Trustee pursuant to Section 4.10 hereof.

      Class X Certificate:  Any one of the Class X Certificates.

      Class X-IO Component:  Solely for purposes of calculating  distributions  of principal and interest and the allocation of Realized Losses on the Mortgage Loans,  the interest only component of the Class X Certificates.

      For the  purpose  of  calculating  interest  payments  on the  Class  X-IO  Component, interest will accrue on the Notional Amount.

      Class X-P  Component:  Solely for purposes of calculating  distributions  of principal and interest and the allocation of Realized Losses on the Mortgage Loans,  the principal and interest component of the Class X Certificates.

      The principal  balance of the Class X-P Component will  initially  equal zero and will increase in  accordance  with the amount of Net Deferred  Interest  allocated to the Class X
Certificates.  The  principal  balance  of the  Class X  Certificates  will be  equal to the principal balance of the Class X-P Component, if any.

      Closing Date:  August 31, 2005.

      Corporate  Trust  Office:  The  principal  office  of  the  Trustee  at  which  at any particular  time its  corporate  trust  business  with  respect to this  Agreement  shall be administered,  which office at the date of the  execution of this  instrument  is located at
1761 East St.  Andrew  Place,  Santa  Ana,  California  92705-4934,  Attention:  Residential
Funding Corporation Series 2005-QO1.

      Cut-off Date:  August 1, 2005.

      Deferred  Interest:  The  amount  of  interest  which  is  deferred  and  added to the principal balance of a Mortgage Loan due to negative amortization.

      Determination  Date:  With respect to any  Distribution  Date, the second Business Day prior to such Distribution Date.

      Due Period:  With respect to each Distribution  Date, the calendar month in which such
Distribution Date occurs.

      Eligible  Account:  An account that is any of the  following:  (i)  maintained  with a depository  institution the debt  obligations of which have been rated by each Rating Agency in its highest rating available,  or (ii) an account or accounts in a depository institution in which such accounts are fully  insured to the limits  established  by the FDIC,  provided that any deposits not so insured shall, to the extent  acceptable to each Rating Agency,  as evidenced  in  writing,  be  maintained  such that (as  evidenced  by an  Opinion of Counsel delivered  to the Trustee and each Rating  Agency) the  registered  Holders of  Certificates have a claim  with  respect  to the funds in such  account  or a  perfected  first  security interest against any collateral (which shall be limited to Permitted  Investments)  securing such  funds  that is  superior  to  claims  of any  other  depositors  or  creditors  of the depository  institution  with which such account is maintained,  or (iii) in the case of the
Custodial Account, a trust account or accounts  maintained in the corporate trust department of U.S. Bank, National Association,  or (iv) in the case of the Certificate Account, a trust account or accounts  maintained in the corporate  trust  division of the Trustee,  or (v) an account or  accounts  of a  depository  institution  acceptable  to each  Rating  Agency (as evidenced  in writing by each Rating  Agency that use of any such  account as the  Custodial
Account or the  Certificate  Account  will not reduce  the rating  assigned  to any Class of
Certificates  by  such  Rating  Agency  below  the  then-current  rating  assigned  to  such
Certificates by such Rating Agency).

      Fraud Loss Amount:  As of any date of determination  after the Cut-off Date, an amount equal to: (X) prior to the first  anniversary  of the Cut-off  Date an amount equal to 3.00%
of the  aggregate  outstanding  principal  balance  of all of the  Mortgage  Loans as of the
Cut-off  Date minus the  aggregate  amount of Fraud Losses  allocated  solely to one or more specific  Classes of Certificates in accordance with Section 4.05 of this Series  Supplement since the  Cut-off  Date up to such date of  determination,  (Y) from the first to,  but not including,  the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of
(a) the Fraud Loss Amount as of the most  recent  anniversary  of the  Cut-off  Date and (b)
2.00% of the aggregate  outstanding principal balance of all of the Mortgage Loans as of the most recent  anniversary of the Cut-off Date minus (2) the aggregate  amount of Fraud Losses allocated  solely to one or more specific Classes of Certificates in accordance with Section
4.05  since  the  most  recent   anniversary  of  the  Cut-off  Date  up  to  such  date  of determination,  and (Z) from the second to, but not including,  the fifth anniversary of the
Cut-off  Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate  outstanding principal balance of all of the Mortgage  Loans as of the most recent  anniversary of the Cut-off Date minus (2) the  aggregate  amount of Fraud Losses  allocated  solely to one or more  specific
Classes of Certificates  in accordance  with Section 4.05 since the most recent  anniversary of the Cut-off Date up to such date of determination.  On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

      The Fraud  Loss  Amount  may be further  reduced  by the  Master  Servicer  (including accelerating  the manner in which such coverage is reduced)  provided that prior to any such reduction,  the Master  Servicer  shall (i) obtain  written  confirmation  from each  Rating
Agency  that  such  reduction  shall  not  reduce  the  rating  assigned  to  any  Class  of
Certificates by such Rating Agency below the lower of the then-current  rating or the rating assigned to such  Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Fraud  Losses:  Realized  Losses on Mortgage  Loans as to which there was fraud in the origination of such Mortgage Loan.

      Interest  Accrual Period:  With respect to the Class A-2, Class A-4, Class X and Class
R Certificates  and any  Distribution  Date, the calendar month preceding the month in which such Distribution  Date occurs.  With respect to the Class A-1, Class A-3, Class M and Class
B Certificates and any Distribution  Date, the period beginning on the 25th day of the month preceding  the month in which such  Distribution  Date  occurs (or, in the case of the first
Distribution  Date,  the  Closing  Date) and  ending on the day  immediately  preceding  the
Distribution Date.

      Interest  Adjustment  Date:  With  respect  to a  Mortgage  Loan,  the  date,  if any, specified in the related  Mortgage  Note on which the Mortgage  Interest  Rate is subject to adjustment.

      Initial Monthly Payment Fund: $94,254  representing  scheduled principal  amortization and interest at the Net Mortgage  Rate payable  during the  September  2005 Due Period,  for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

      Initial Notional Amount:  With respect to the Class X Certificates, $711,141,591.88.

      Initial  Subordinate  Class  Percentage:  With  respect to each  Class of  Subordinate
Certificates,  an  amount  which is equal to the  initial  aggregate  Certificate  Principal
Balance  of  such  Class  of  Subordinate  Certificates  divided  by  the  aggregate  Stated
Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

     Class M-1:  1.55%       Class M-7:  0.55%
     Class M-2:  1.30%       Class M-8:  0.30%
     Class M-3:  0.85%       Class M-9:  0.30%
     Class M-4:  0.65%       Class B-1:  0.55%
     Class M-5:  0.60%       Class B-2:  0.95%
     Class M-6:  0.55%       Class B-3:  0.60%
      LIBOR:  With  respect to any  Distribution  Date,  the  arithmetic  mean of the London interbank  offered rate  quotations for one-month U.S. Dollar  deposits,  expressed on a per annum basis, determined in accordance with Section 1.03.

      LIBOR Certificates:  The Class A-1, Class A-3, Class M and Class B Certificates.

      Marker Rate: With respect to the Class X Certificates  and any  Distribution  Date, in
relation to REMIC I Regular  Interests LT1, LT2, LT3, and LT4, a per annum rate equal to two
(2) times the weighted average of the Uncertificated  REMIC I Pass-Through Rates for REMIC I
Regular Interest LT2 and REMIC I Regular Interest LT3.

      Maturity  Date:  August 25, 2035,  the  Distribution  Date  immediately  following the latest scheduled maturity date of any Mortgage Loan.

      Maximum  Mortgage  Rate: As to any Mortgage  Loan,  the rate  indicated in Exhibit One hereto  as the  "NOTE  CEILING,"  which  rate  is the  maximum  interest  rate  that  may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

      Maximum Net  Mortgage  Rate:  As to any Mortgage  Loan and any date of  determination, the  Maximum  Mortgage  Rate for such  Mortgage  Loan  minus the per annum rate at which the
Servicing Fee is calculated.

      Minimum  Mortgage  Rate: As to any Mortgage  Loan,  the greater of (i) the Note Margin for such  Mortgage  Loan and (ii) the rate  indicated  in  Exhibit  One  hereto as the "NOTE
FLOOR" for such  Mortgage  Loan,  which rate may be  applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

      Mortgage Loan Schedule:  The list or lists of the Mortgage  Loans  attached  hereto as
Exhibit One (as amended from time to time to reflect the  addition of  Qualified  Substitute
Mortgage  Loans),  which list or lists shall set forth the following  information as to each
Mortgage Loan:

(a)   the Mortgage Loan identifying number ("RFC LOAN #");

(b)   the maturity of the Mortgage Note ("MATURITY DATE");

(c)   the Mortgage Rate ("ORIG RATE");

(d)   the Subservicer pass-through rate ("CURR NET");

(e)   the Net Mortgage Rate ("NET MTG RT");

(f)   [RESERVED];

(g)   the initial  scheduled monthly payment of principal,  if any, and interest  ("ORIGINAL
P & I");

(h)   the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(i)   the Loan-to-Value Ratio at origination ("LTV");

(j)   the rate at which  the  Subservicing  Fee  accrues  ("SUBSERV  FEE")  and at which the
Servicing Fee accrues ("MSTR SERV FEE");

(k)   a code "T," "BT" or "CT" under the column "LN FEATURE,"  indicating  that the Mortgage
Loan is secured by a second or vacation residence;

(l)   a code "N" under the column "OCCP CODE,"  indicating that the Mortgage Loan is secured by a non-owner occupied residence;

(m)   the Maximum Mortgage Rate ("NOTE CEILING");

(n)   the maximum Adjusted Mortgage Rate ("NET CEILING");

(o)   the Note Margin for the ("NOTE MARGIN"); and

(p)   the first Adjustment Date after the Cut-off Date ("NXT INT CHG DT").

Such schedule may consist of multiple reports that collectively set forth all of the information required.

      Mortgage  Rate:  As to any  Mortgage  Loan,  the  interest  rate borne by the  related
Mortgage  Note,  or any  modification  thereto  other  than a  Servicing  Modification.  The
Mortgage  Rate on the Mortgage  Loans will adjust on each  Adjustment  Date to equal the sum
(rounded to the nearest  multiple of one-eighth of one percent (0.125%) or up to the nearest one-eighth  of one percent,  which are  indicated by a "U" on Exhibit One hereto,  except in the case of the Mortgage  Loans  indicated by an "X" on Exhibit One hereto under the heading
"NOTE  METHOD"),  of the related  Index plus the Note  Margin,  in each case  subject to the applicable Initial Rate Cap, Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

      MTA: With respect to any Distribution  Date, the  twelve-month  moving average monthly yield on United States Treasury  securities,  expressed on a per annum basis,  determined in accordance with Section 1.04.

      MTA  Determination  Date: For each Interest Accrual Period,  fifteen days prior to the commencement of that Interest Accrual Period.

      Net Deferred  Interest:  On any Distribution  Date,  Deferred Interest on the Mortgage
Loans during the related Due Period net of Principal  Prepayments in full, partial Principal
Prepayments,  Liquidation  Proceeds and amounts received  pursuant to Section 2.04 and 4.07, in that order, included in the Available  Distribution Amount for such Distribution Date and available to make principal distributions on the Certificates on that Distribution Date.

      Net Mortgage  Rate:  As to each Mortgage  Loan, a per annum rate of interest  equal to the  Adjusted  Mortgage  Rate  less  the  per  annum  rate at  which  the  Servicing  Fee is calculated;  provided that,  (i) the Net Mortgage Rate becoming  effective on any Adjustment
Date shall not be  greater  or less than the Net  Mortgage  Rate  immediately  prior to such
Adjustment  Date plus or minus the  Initial  Rate Cap or  Periodic  Cap  applicable  to such
Mortgage  Loan and (ii) the Net Mortgage  Rate for any Mortgage Loan shall not exceed a rate equal to the Maximum Net Mortgage Rate for such Mortgage Loan.

      Net WAC Rate:  With  respect to any  Distribution  Date, a per annum rate equal to the weighted  average of the Net Mortgage  Rates of the Mortgage  Loans weighted on the basis of the respective  Stated  Principal  Balance of each such Mortgage Loan as of the beginning of the related Due Period,  using the Net Mortgage  Rates in effect for the scheduled  payments due on those Mortgage Loans during such Due Period.

      Note Margin:  As to each Mortgage Loan, the fixed  percentage set forth in the related
Mortgage Note and indicated in Exhibit One hereto as the "NOTE MARGIN," which  percentage is added to the related  Index on each  Adjustment  Date to  determine  (subject to rounding in accordance  with the related  Mortgage  Note,  the Initial Rate Cap,  the Periodic  Cap, the
Maximum  Mortgage Rate and the Minimum  Mortgage Rate) the interest rate to be borne by such
Mortgage Loan until the next Adjustment Date.

      Notional  Amount:  As  of  any  Distribution   Date,  with  respect  to  the  Class  X
Certificates,  an amount equal to the Certificate  Principal Balance of the Class A-1, Class
A-2, Class A-3, Class A-4, Class M and Class B Certificates immediately prior to such date.

      Optional  Termination  Date: Any Distribution  Date on which the Pool Stated Principal
Balance,  prior to giving effect to distributions to be made on such  Distribution  Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

      Pass-Through Margin:   With respect each Distribution Date, as follows:

                                    (1)               (2)
            Class A-1               0.300%            0.600%
            Class A-2               1.500%            1.500%
            Class A-3               0.380%            0.760%
            Class A-4               1.940%            1.940%
            Class M-1               0.570%            0.855%
            Class M-2               0.620%            0.930%
            Class M-3               0.680%            1.020%
            Class M-4               0.870%            1.305%
            Class M-5               0.930%            1.395%
            Class M-6               1.030%            1.545%
            Class B-1               1.570%            2.355%
            Class B-2               1.680%            2.520%
            Class B-3               2.200%            3.300%
            Class B-4               1.250%            1.875%
            Class B-5               1.250%            1.875%
            Class B-6               1.250%            1.875%

            (1)   For the Interest  Accrual Period for each  Distribution  Date occurring on or prior to the first possible Optional Termination Date.

            (2)   For each other Interest Accrual Period.

      Pass-Through Rate:

o     With respect to the Class A-1 Certificates and Class A-3 Certificates, the lesser of
         (i) LIBOR plus the related Pass-Through Margin and (ii) the Net WAC Rate;

o     With respect to the Class A-2 Certificates, the lesser of (i) MTA plus the related
         Pass-Through Margin and (ii) the Net WAC Rate;

o     With respect the Class A-4 Certificates, the lesser of (i) MTA plus the related
         Pass-Through Margin and (ii) the Net WAC Rate less 0.650%;

o     With respect to the Class X-IO Component of the Class X Certificates, the Net WAC
         Rate less the weighted average Pass-Through Rate on the Certificates (other than the Class X Certificates and Class R Certificates), weighted by Certificate
         Principal Balance;

o     With respect to the Class X-P Component of the Class X Certificates, the Net WAC
         Rate;

o     With respect to the Class R Certificates, the Net WAC Rate;

o     With respect to the Class M Certificates, a per annum rate equal to the lesser of (i)
         LIBOR plus the related Pass-Through Margin and (ii) the Net WAC Rate;

o     With respect to the Class B Certificates, the lesser of (i) LIBOR plus the related
         Pass-Through Margin and (ii) the Net WAC Rate;

o     The Class P Certificates are not entitled to interest on any amounts due.

      Permitted Investments:  One or more of the following:

(i)   obligations  of or  guaranteed  as to timely  payment of principal and interest by the
      United  States or any agency or  instrumentality  thereof  when such  obligations  are backed by the full faith and credit of the United States;

(ii)  repurchase  agreements on  obligations  specified in clause (i) maturing not more than one  month  from  the  date  of  acquisition  thereof,  provided  that  the  unsecured short-term debt  obligations of the party agreeing to repurchase such  obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii) federal funds,  certificates of deposit,  demand deposits,  time deposits and bankers'
      acceptances  (which shall each have an original maturity of not more than 90 days and, in the case of bankers'  acceptances,  shall in no event have an original  maturity of more  than 365 days or a  remaining  maturity  of more  than 30 days)  denominated  in
      United  States   dollars  of  any  U.S.   depository   institution  or  trust  company
      incorporated  under  the laws of the  United  States or any  state  thereof  or of any domestic branch of a foreign  depository  institution or trust company;  provided that the debt  obligations of such  depository  institution or trust company at the date of acquisition  thereof have been rated by each Rating  Agency in its highest  short-term rating  available;  and,  provided  further  that,  if the  original  maturity of such short-term  obligations of a domestic  branch of a foreign  depository  institution or trust company shall exceed 30 days, the short-term  rating of such  institution  shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;
(iv)  commercial  paper and demand notes  (having  original  maturities of not more than 365 days) of any  corporation  incorporated  under  the laws of the  United  States or any state  thereof which on the date of  acquisition  has been rated by each Rating Agency in its highest short-term rating available;  provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v)   any mutual  fund,  money market  fund,  common  trust fund or other pooled  investment vehicle,  the  assets  of which  are  limited  to  instruments  that  otherwise  would constitute Permitted  Investments  hereunder and have been rated by each Rating Agency in its  highest  short-term  rating  available  (in the case of Standard & Poor's such rating  shall be either  AAAm or AAAm-G),  including  any such fund that is managed by the  Trustee or any  affiliate  of the  Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi)  other  obligations  or  securities  that are  acceptable  to each  Rating  Agency as a
      Permitted  Investment  hereunder and will not reduce the rating  assigned to any Class of  Certificates  by such Rating  Agency  (without  giving  effect to any  Certificate
      Policy (if any) in the case of Insured  Certificates  (if any)) below the then-current rating assigned to such Certificates by such Rating Agency, as evidenced in writing;

      provided,  however,  that  no  instrument  shall  be  a  Permitted  Investment  if  it represents,  either (1) the right to receive  only  interest  payments  with  respect to the underlying debt instrument or (2) the right to receive both principal and interest  payments derived from obligations  underlying such instrument and the principal and interest payments with respect to such instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such underlying  obligations.  References herein to the highest rating available  on unsecured  long-term  debt shall mean AAA in the case of Standard & Poor's and
Fitch and Aaa in the case of Moody's,  and for purposes of this  Agreement,  any  references herein to the highest rating  available on unsecured  commercial  paper and short-term  debt obligations shall mean the following:  A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch;  provided,  however,  that any Permitted Investment that is a  short-term  debt  obligation  rated A-1 by  Standard & Poor's  must  satisfy  the following  additional  conditions:  (i) the total  amount of debt from A-1  issuers  must be limited to the  investment  of monthly  principal  and  interest  payments  (assuming  fully amortizing  collateral);  (ii) the total amount of A-1  investments  must not represent more than 20% of the aggregate outstanding  Certificate Principal Balance of the Certificates and
each  investment  must not  mature  beyond 30 days;  (iii) the terms of the debt must have a predetermined  fixed dollar amount of principal  due at maturity that cannot vary;  and (iv)
if the investments may be liquidated  prior to their maturity or are being relied on to meet a certain yield,  interest must be tied to a single  interest rate index plus a single fixed spread (if any) and must move proportionately with that index.

      Prepayment Assumption:  With respect to the Mortgage Loans, a prepayment assumption of
25% CPR, used for  determining  the accrual of original issue  discount and market  discount and premium on the Certificates for federal income tax purposes.

      Prepayment  Charge:  With respect to any Mortgage  Loan,  the charges or premiums,  if any,  received in  connection  with a full or partial  prepayment  of such  Mortgage Loan in accordance with the terms thereof.

      Prepayment  Charge  Loan:  Any  Mortgage  Loan for which a  Prepayment  Charge  may be assessed and to which such  Prepayment  Charge the Class P  Certificates  are  entitled,  as indicated on the Mortgage Loan Schedule.

      Prepayment  Distribution  Percentage:  With respect to any Distribution  Date and each
Class of Subordinate  Certificates,  under the applicable circumstances set forth below, the respective percentages set forth below:

(i)   For any  Distribution  Date prior to the  Distribution  Date in September 2015 (unless the Certificate  Principal  Balances of the Senior  Certificates  have been reduced to zero or the  circumstances  set  forth in the third  paragraph  of the  definition  of
      Senior Accelerated Distribution Percentage exist), 0%.

(ii)  For any Distribution  Date for which clause (i) above does not apply, and on which any
      Class of Subordinate Certificates is outstanding:

(a)   in the  case of the  Class  of  Subordinate  Certificates  then  outstanding  with the
            Highest Priority and each other Class of Subordinate  Certificates for which the
            related  Prepayment   Distribution  Trigger  has  been  satisfied,  a  fraction, expressed as a percentage,  the numerator of which is the Certificate  Principal
            Balance  of such Class  immediately  prior to such date and the  denominator  of which is the sum of the  Certificate  Principal  Balances  immediately  prior to such date of (1) the Class of Subordinate  Certificates  then  outstanding  with the Highest  Priority and (2) all other Classes of Subordinate  Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

(b)   in the case of each other Class of Subordinate  Certificates  for which the Prepayment
            Distribution Triggers have not been satisfied, 0%; and

(iii) Notwithstanding the foregoing,  if the application of the foregoing percentages on any
      Distribution  Date as provided in Section 4.02 of this Series  Supplement  (determined
      without   regard  to  the  proviso  to  the  definition  of   "Subordinate   Principal
      Distribution  Amount") would result in a  distribution  in respect of principal of any
      Class or Classes of Subordinate  Certificates  in an amount greater than the remaining
      Certificate Principal Balance thereof (any such class, a "Maturing Class"),  then: (a)
      the  Prepayment  Distribution  Percentage of each Maturing Class shall be reduced to a level that,  when applied as described  above,  would exactly  reduce the  Certificate
      Principal  Balance of such Class to zero; (b) the Prepayment  Distribution  Percentage of each other  Class of  Subordinate  Certificates  (any such Class,  a  "Non-Maturing
      Class") shall be  recalculated  in accordance  with the  provisions in paragraph  (ii)
      above,  as if the  Certificate  Principal  Balance  of each  Maturing  Class  had been reduced to zero (such percentage as recalculated,  the "Recalculated Percentage"); (c)
      the total amount of the reductions in the Prepayment  Distribution  Percentages of the
      Maturing  Class or Classes  pursuant to clause (a) of this  sentence,  expressed as an aggregate percentage,  shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated  Percentages (the portion of such aggregate reduction so allocated to any  Non-Maturing  Class,  the "Adjustment  Percentage");  and (d) for
      purposes of such  Distribution  Date, the Prepayment  Distribution  Percentage of each
      Non-Maturing  Class  shall  be  equal  to the sum of (1) the  Prepayment  Distribution
      Percentage  thereof,  calculated in accordance  with the  provisions in paragraph (ii)
      above as if the  Certificate  Principal  Balance of each  Maturing  Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

      Record  Date:  With  respect  to  each   Distribution  Date  and  (a)  each  Class  of
Certificates,  other than the LIBOR Certificates, the close of business on the last Business
Day of the month preceding the month in which the related  Distribution  Date occurs and (b)
the LIBOR  Certificates,  the business day immediately prior to such  Distribution  Date, as long as the certificates are DTC registered certificates.

      REMIC I: The  segregated  pool of assets  related to this  Series  (except as provided below),  with respect to which a REMIC  election is to be made  pursuant to this  Agreement, consisting of:

(i)   the  Mortgage  Loans and the  related  Mortgage  Files and  collateral  securing  such
      Mortgage Loans,

(ii)  all  payments  on and  collections  in  respect  of the  Mortgage  Loans due after the
      Cut-off  Date (other than Monthly  Payments  due in the month of the Cut-off  Date) as shall be on  deposit  in the  Custodial  Account  or in the  Certificate  Account  and
      identified  as belonging to the Trust Fund,  but not  including  amounts on deposit in the Initial Monthly Payment Fund and not including any Prepayment Charges,

(iii) property  that secured a Mortgage  Loan and that has been  acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv)  the hazard insurance policies and Primary Insurance Policies, if any, and

(v)   all proceeds of clauses (i) through (iv) above.

      Notwithstanding   the   foregoing,   the  REMIC  election  with  respect  to  REMIC  I
specifically  excludes the Initial  Monthly  Payment Fund, the Yield  Maintenance  Agreement
Reserve Fund, the Class P Reserve Account and the Carryover Shortfall Reserve Fund.

      REMIC I Certificates:  The Class R-I Certificates.

      REMIC I Distribution  Amount:  For any Distribution  Date, the Available  Distribution
Amount shall be distributed to the  Uncertificated  REMIC I Regular  Interests and the Class
R-I Certificates in the following amounts and priority:

      (a) first,  to the  Uncertificated  REMIC I Regular  Interests  pro rata, in an amount equal to (x) their Uncertificated  Accrued Interest for such Distribution Date, plus (y) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

      (b)   an amount equal to the remainder of the Available  Distribution Amount after the distributions  made pursuant to clause (a) above,  allocated as follows  (except as provided below):

      (i)   in respect  of REMIC I Regular  Interests  LT2,  LT3 and LT4,  their  respective
            Principal Distribution Amounts;

      (ii)  in  respect  of  REMIC  I  Regular   Interest  LT1  any   remainder   until  the
            Uncertificated Principal Balance thereof is reduced to zero;

      (iii) in respect of REMIC I Regular  Interests  LT2,  LT3 and LT4, any  remainder  pro rata according to their respective  Uncertificated Principal Balances as reduced by the distributions  deemed made pursuant to (i) above,  until their respective
            Uncertificated Principal Balances are reduced to zero;

      (iv)  first, any remainder to the  Uncertificated  REMIC I Regular  Interests pro rata according to the amount of unreimbursed  Realized Losses  allocable to principal previously allocated to each such Uncertificated  REMIC I Regular Interest,  the aggregate  amount of any  distributions  to the Certificates as reimbursement of such Realized  Losses on such  Distribution  Date  pursuant to Section  4.02(e);
            provided,  however,  that any amounts  distributed  pursuant  to this  paragraph
            (b)(iv) shall not cause a reduction in the Uncertificated  Principal Balances of any of the Uncertificated REMIC I Regular Interests; and

      (v)   second, any remaining amounts to the Class R-I Certificates.

      REMIC I Realized Losses:  For any Distribution  Date,  Realized Losses on the Mortgage
Loans shall be allocated to the  Uncertificated  REMIC I Regular  Interests as follows:  (1)
the  interest  portion  of such  Realized  Losses,  if any,  shall be  allocated  among  the
Uncertificated  REMIC I Regular  Interests  pro rata  according  to the  amount of  interest accrued but unpaid  thereon,  in reduction  thereof.  Any interest  portion of such Realized
Losses in  excess of the  amount  allocated  pursuant  to the  preceding  sentence  shall be treated as a principal  portion of Realized Losses not attributable to any specific Mortgage
Loan and allocated pursuant to the succeeding  sentences.  The principal portion of Realized
Losses on the  Mortgage  Loans  shall be  allocated  to the  Uncertificated  REMIC I Regular
Interests as follows:  (1) the principal portion of such Realized Losses shall be allocated, first, to REMIC I Regular  Interests LT2, LT3 and LT4 pro rata according to their respective
REMIC  I  Principal   Reduction   Amounts  to  the  extent   thereof  in  reduction  of  the
Uncertificated  Principal  Balance  thereof  and,  second,  the  remainder,  if any, of such principal  portion of such  Realized  Losses shall be allocated to REMIC I Regular  Interest
LT1 in reduction of the Uncertificated Principal Balance thereof.

      REMIC I Principal  Reduction Amounts:  For any Distribution Date, the amounts by which the Uncertificated  Principal Balances of the Uncertificated  REMIC I Regular Interests will be  reduced  on  such  Distribution  Date  by the  allocation  of  Realized  Losses  and the distribution of principal, determined as follows:

      For purposes of the succeeding  formulas the following symbols shall have the meanings set forth below:

      Y1 =  the principal  balance of the REMIC I Regular  Interest LT1 after  distributions on the prior Distribution Date.

      Y2 =  the principal  balance of the REMIC I Regular  Interest LT2 after  distributions on the prior Distribution Date.

      Y3 =  the principal  balance of the REMIC I Regular  Interest LT3 after  distributions on the prior Distribution Date.

      Y4 =  the principal  balance of the REMIC I Regular  Interest LT4 after  distributions on the prior Distribution Date (note:  Y3 = Y4).

      ΔY1 = the REMIC I Regular Interest LT1 Principal Reduction Amount.

      ΔY2 = the REMIC I Regular Interest LT2 Principal Reduction Amount.

      ΔY3 = the REMIC I Regular Interest LT3 Principal Reduction Amount.

      ΔY4 = the REMIC I Regular Interest LT4 Principal Reduction Amount.

      P0 =  the aggregate principal balance of the Uncertificated  REMIC I Regular Interests after distributions and the allocation of Realized Losses on the prior Distribution Date.

      P1 =  the aggregate principal balance of the Uncertificated  REMIC I Regular Interests after  distributions  and the allocation of Realized Losses to be made on such  Distribution
Date.

      ΔP =  P0 - P1 = the  aggregate of the REMIC I Regular  Interests  Principal  Reduction
Amounts.

            =     the  aggregate  of  the  principal  portions  of  Realized  Losses  to  be allocated to, and the principal  distributions to be made on, the  Certificates  (other than the Class R Certificates and the Class P Certificates) on such  Distribution Date (including distributes  of  accrued  and  unpaid  interest  on  the  Class  X  Certificates  for  prior
Distributions Dates).

      R0 =  the Net WAC Rate  (stated  as a monthly  rate)  after  giving  effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

      R1 =  the Net WAC Rate (stated as a monthly  rate) after  giving  effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

      α =   (Y2 + Y3)/P0.  The initial  value of α on the Closing  Date for use on the first
Distribution Date shall be 0.0001.

      γ0 =  the lesser of (A) the sum of (x) the sum for all Classes of Certificates,  other than the  Class X  Certificates,  Class R  Certificates  and  Class P  Certificates,  of the
product for each Class of (i) the monthly  interest rate (as limited by the Net WAC Rate, if applicable)  for such Class  applicable for  distributions  to be made on such  Distribution
Date  and  (ii)  the  aggregate   Certificate   Principal   Balance  for  such  Class  after
distributions  and the allocation of Realized Losses on the prior  Distribution Date and (y)
the aggregate related Carryover Shortfall Amounts for such Distribution Date and (B) R0*P0.

      γ1  = the lesser of (A) the sum of (x) the sum for all Classes of Certificates,  other than the  Class X  Certificates,  Class R  Certificates  and  Class P  Certificates,  of the
product for each Class of (i) the monthly  interest rate (as limited by the Net WAC Rate, if applicable) for such Class  applicable for  distributions  to be made on the next succeeding
Distribution Date and (ii) the aggregate  Certificate Principal Balance for such Class after distributions  and the allocation of Realized  Losses to be made on such  Distribution  Date and  (y)  the  aggregate  related  Carryover  Shortfall  Amounts  for  the  next  succeeding
Distribution Date and (B) R1*P1.

      Then, based on the foregoing definitions:

      ΔY1 = ΔP  - ΔY2 -  ΔY3 - ΔY4;

      ΔY2 = (α/2){( γ0R1 -  γ1R0)/R0R1};

      ΔY3 = αΔP - ΔY2; and

      ΔY4 = ΔY3.

      if both ΔY2 and ΔY3, as so determined, are non negative numbers.  Otherwise:

      (1)   If ΔY2, as so determined, is negative, then

      ΔY2 = 0;

      ΔY3 = α{γ1R0P0 -  γ0R1P1}/{γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

      (2)   If ΔY3, as so determined, is negative, then

      ΔY3 = 0;

      ΔY2 = α{γ1R0P0   γ0R1P1}/{2R1R0P1    γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

      REMIC I Regular  Interest LT1  Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the REMIC I  Principal  Reduction  Amount for REMIC I Regular
Interest  LT1 for such  Distribution  Date over the  Realized  Losses  allocated  to REMIC I
Regular Interest LT1 on such Distribution Date in reduction of the Uncertificated  Principal
Balance thereof.

      REMIC I Regular  Interest LT2  Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the REMIC I  Principal  Reduction  Amount for REMIC I Regular
Interest  LT2 for such  Distribution  Date over the  Realized  Losses  allocated  to REMIC I
Regular Interest LT2 on such Distribution Date in reduction of the Uncertificated  Principal
Balance thereof.

       REMIC I Regular  Interest LT3 Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the REMIC I  Principal  Reduction  Amount for REMIC I Regular
Interest  LT3 for such  Distribution  Date over the  Realized  Losses  allocated  to REMIC I
Regular Interest LT3 on such Distribution Date in reduction of the Uncertificated  Principal
Balance thereof.

      REMIC I Regular  Interest LT4  Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the REMIC I  Principal  Reduction  Amount for REMIC I Regular
Interest  LT4 for such  Distribution  Date over the  Realized  Losses  allocated  to REMIC I
Regular Interest LT4 on such Distribution Date in reduction of the Uncertificated  Principal
Balance thereof.

      REMIC II: The  segregated  pool of assets  consisting  of the  Uncertificated  REMIC I
Regular Interests  conveyed in trust to the Trustee pursuant to Section 2.06 for the benefit of the holders of the Class A-1,  Class A-2, Class A-3, Class A-4, Class X, Class M-1, Class
M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7, Class M-8, Class M-9, Class
B-1, Class B-2 and Class B-3 Certificates and the Class R-II  Certificates,  with respect to which a separate  REMIC  election is to be made. The REMIC election with respect to REMIC II specifically  excludes the Initial  Monthly  Payment Fund, the Yield  Maintenance  Agreement
Reserve Fund, the Class P Reserve Account and the Carryover Shortfall Reserve Fund.

      REMIC II  Certificates:  Any of the Class A-1,  Class A-2, Class A-3, Class A-4, Class
X, Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8,
Class M-9, Class B-1, Class B-2 and Class B-3 Certificates and the Class R-II Certificates.

      REMIC II Regular  Interests:  The Class A-1, Class A-2, Class A-3, Class A-4, Class X,
Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6, Class M-7, Class M-8,
Class M-9, Class B-1, Class B-2 and Class B-3 Certificates.

      Senior  Accelerated  Distribution  Percentage:  With respect to any Distribution  Date occurring  on  or  prior  to  the  120th  Distribution  Date,  100%.  With  respect  to  any
Distribution Date thereafter, as follows:

(i)   for any  Distribution  Date after the 120th  Distribution  Date but on or prior to the
      132nd  Distribution  Date, the related Senior  Percentage for such  Distribution  Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii)  for any  Distribution  Date after the 132nd  Distribution  Date but on or prior to the
      144th  Distribution  Date, the related Senior  Percentage for such  Distribution  Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any  Distribution  Date after the 144th  Distribution  Date but on or prior to the
      156th  Distribution  Date, the related Senior  Percentage for such  Distribution  Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv)  for any  Distribution  Date after the 156th  Distribution  Date but on or prior to the
      168th  Distribution  Date, the related Senior  Percentage for such  Distribution  Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v)   for  any  Distribution  Date  thereafter,  the  related  Senior  Percentage  for  such
      Distribution Date.

      Any scheduled reduction,  as described in the preceding  paragraph,  shall not be made as of any Distribution Date unless:

(a)   the  outstanding  principal  balance of the Mortgage Loans  delinquent 60 days or more
            (including  Mortgage  Loans which are in  foreclosure,  have been  foreclosed or otherwise  liquidated,  or with respect to which the  Mortgagor is in bankruptcy and any REO Property)  averaged over the last six months, as a percentage of the
            aggregate   outstanding   Certificate   Principal  Balance  of  the  Subordinate
            Certificates, is less than 50% and

(b)   Realized  Losses  on the  Mortgage  Loans  to date  for  such  Distribution  Date,  if occurring  during the eleventh,  twelfth,  thirteenth,  fourteenth and fifteenth year, or any year  thereafter,  after the Closing Date,  are less than 30%, 35%,
            40%, 45% or 50%,  respectively,  of the sum of the Initial Certificate Principal
            Balances of the Subordinate Certificates.

      Notwithstanding  the foregoing,  if (a) the  Subordinate  Percentage is equal to or in excess of twice the initial Subordinate  Percentage,  (b) the outstanding  principal balance of the Mortgage  Loans  delinquent 60 days or more  (including  Mortgage  Loans which are in foreclosure,  have been  foreclosed  or otherwise  liquidated,  or with respect to which the
Mortgagor is in  bankruptcy  and any REO Property)  averaged over the last six months,  as a percentage of the aggregate  outstanding  Certificate  Principal  Balance of the Subordinate
Certificates,  does not exceed 50% and (c)(i)  prior to the  Distribution  Date in September
2008,  cumulative  Realized Losses on the Mortgage Loans do not exceed 20% of the sum of the
initial  Certificate   Principal  Balances  of  the  Subordinate   Certificates,   and  (ii)
thereafter,  cumulative  Realized  Losses on the Mortgage Loans do not exceed 30% of the sum of the initial Certificate Principal Balances of the Subordinate  Certificates,  then (A) on any  Distribution  Date  prior  to the  Distribution  Date in  September  2008,  the  Senior
Accelerated  Distribution  Percentage  for such  Distribution  Date will  equal  the  Senior
Percentage  for that  Distribution  Date  plus 50% of the  Subordinate  Percentage  for such
Distribution  Date, and (B) on any Distribution  Date on or after the  Distribution  Date in
September 2008, the Senior  Accelerated  Distribution  Percentage for that Distribution Date will equal the Senior Percentage for that Distribution Date.

      Notwithstanding  the  foregoing,   on  any  Distribution  Date  on  which  the  Senior
Percentage  exceeds the  initial  Senior  Percentage,  the Senior  Accelerated  Distribution
Percentages for such Distribution Date will equal 100%.

      Notwithstanding  the foregoing,  upon reduction of the Certificate  Principal Balances of the Senior  Certificates  to zero, the Senior  Accelerated  Distribution  Percentage will equal 0%.

      Senior  Certificate:  Any  one of the  Class  A,  Class  X or  Class  R  Certificates,
executed by the Trustee and authenticated by the Certificate Registrar  substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

      Senior Interest Distribution Amount: As defined in Section 4.02(a)(i).

      Senior  Percentage:  As of each Distribution  Date, the lesser of 100% and a fraction, expressed as a percentage,  the numerator of which is the  aggregate  Certificate  Principal
Balance of the  Senior  Certificates  immediately  prior to such  Distribution  Date and the denominator of which is the aggregate Stated Principal  Balance of all of the Mortgage Loans
(or related REO Properties) immediately prior to such Distribution Date.

      Senior Principal  Distribution  Amount: As to any Distribution Date, the lesser of (a)
the balance of the Available  Distribution Amount remaining after the distribution therefrom of all amounts required to be distributed  therefrom  pursuant to Section 4.02(a)(i) of this
Series  Supplement,  and (b) the sum of the amounts required to be distributed  therefrom to the Senior  Certificateholders  on such Distribution Date pursuant to Sections  4.02(a)(ii),
4.02(a)(xxviii) and 4.02(a)(xxix).

      Senior Support Certificates: The Class A-3 Certificates and Class A-4 Certificates.

      Special  Hazard  Amount:  As of any  Distribution  Date, an amount equal to $7,111,417 minus the sum of (i) the aggregate  amount of Special Hazard Losses  allocated solely to one or more specific  Classes of  Certificates  in  accordance  with Section 4.05 of this Series
Supplement  and (ii) the Adjustment  Amount (as defined below) as most recently  calculated.
For each  anniversary  of the Cut-off  Date,  the  Adjustment  Amount  shall be equal to the amount,  if any, by which the amount  calculated in accordance  with the preceding  sentence
(without  giving  effect to the  deduction of the  Adjustment  Amount for such  anniversary)
exceeds the greater of (A) the greater of (i) the product of the Special  Hazard  Percentage for such  anniversary  multiplied by the outstanding  principal  balance of all the Mortgage
Loans on the  Distribution  Date  immediately  preceding such anniversary and (ii) twice the outstanding  principal balance of the Mortgage Loan with the largest  outstanding  principal balance as of the  Distribution  Date  immediately  preceding such  anniversary  and (B) the greatest of (i) twice the  outstanding  principal  balance of the Mortgage Loan in the Trust
Fund  which  has  the  largest  outstanding  principal  balance  on  the  Distribution  Date immediately  preceding  such  anniversary,  (ii)  the  product  of 1.00%  multiplied  by the outstanding  principal  balance of all Mortgage Loans on the  Distribution  Date immediately preceding such anniversary and (iii) the aggregate  outstanding principal balance (as of the immediately  preceding  Distribution  Date) of the Mortgage  Loans in any single  five-digit
California zip code area with the largest  amount of Mortgage  Loans by aggregate  principal balance as of such anniversary.

      The Special  Hazard Amount may be further  reduced by the Master  Servicer  (including accelerating  the  manner in which  coverage  is  reduced)  provided  that prior to any such reduction,  the Master  Servicer  shall (i) obtain  written  confirmation  from each  Rating
Agency  that  such  reduction  shall  not  reduce  the  rating  assigned  to  any  Class  of
Certificates by such Rating Agency below the lower of the then-current  rating or the rating assigned to such  Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Special  Hazard  Percentage:  As of each  anniversary of the Cut-off Date, the greater of (i) 1.0% and (ii) the largest percentage  obtained by dividing the aggregate  outstanding principal  balance (as of  immediately  preceding  Distribution  Date) of the Mortgage Loans secured by Mortgaged  Properties located in a single,  five-digit zip code area in the State of  California  by the  outstanding  principal  balance of all the Mortgage  Loans as of the immediately preceding Distribution Date.

      Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property, as of any  Distribution  Date, (i) the sum of (a) the Cut-off Date Principal  Balance of the
Mortgage  Loan plus (b) any amount by which the  Stated  Principal  Balance of the  Mortgage
Loan has been  increased  pursuant to a Servicing  Modification  and (c) any amount by which the Stated Principal  Balance of the Mortgage Loan has been increased for Deferred  Interest pursuant to the terms of the related  Mortgage  Note on or prior to the  Distribution  Date, minus (ii) the sum of (a) the principal  portion of the Monthly Payments due with respect to such  Mortgage  Loan or REO  Property  during  each Due  Period  ending  with the Due Period related to the previous  Distribution  Date which were  received or with respect to which an
Advance was made,  and (b) all Principal  Prepayments  with respect to such Mortgage Loan or
REO Property,  and all Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the
extent applied by the Master  Servicer as recoveries of principal in accordance with Section
3.14  with  respect  to  such  Mortgage  Loan  or REO  Property,  in each  case  which  were distributed  pursuant  to  Section  4.02  on any  previous  Distribution  Date,  and (c) any
Realized  Loss  allocated  to  Certificateholders  with  respect  thereto  for any  previous
Distribution Date.

      Subordinate  Principal  Distribution Amount: With respect to any Distribution Date and each Class of  Subordinate  Certificates,  (a) the sum of (i) the product of (x) the Class's pro rata  share,  based  on the  Certificate  Principal  Balance  of each  such  Class  then outstanding,  and (y) the aggregate of the amounts  calculated  for such  Distribution  Date under clauses (1), (2) and (3) of Section  4.02(a)(ii)(A) of this Series Supplement (without giving  effect  to  the  Senior  Percentage)  to  the  extent  not  payable  to  the  Senior
Certificates and to the extent not applied in reduction of Net Deferred Interest;  (ii) such
Class's  pro rata  share,  based  on the  Certificate  Principal  Balance  of each  Class of
Subordinate  Certificates  then  outstanding,  of the  principal  collections  described  in
Section  4.02(a)(ii)(B)(b)  of this Series  Supplement  (without giving effect to the Senior
Accelerated  Distribution  Percentage)  to the extent  such  collections  are not  otherwise distributed  to the Senior  Certificates  and to the extent not applied in  reduction of Net
Deferred Interest;  (iii) the product of (x) the related Prepayment  Distribution Percentage and  (y)  the  aggregate  of all  Principal  Prepayments  in Full  received  in the  related
Prepayment  Period and Curtailments  received in the preceding  calendar month to the extent not payable to the Senior  Certificates  and to the extent not applied in  reduction  of Net
Deferred  Interest;  and (iv) any  amounts  described  in  clauses  (i),  (ii) and  (iii) as determined for any previous  Distribution Date, that remain undistributed to the extent that such amounts are not  attributable  to Realized  Losses which have been allocated to a Class of Subordinate Certificates;  minus (b) the related Capitalization  Reimbursement Amount for such Distribution Date, multiplied by a fraction,  the numerator of which is the Subordinate
Principal  Distribution  Amount for such Class of Subordinate  Certificates,  without giving effect to this clause  (b)(ii),  and the  denominator  of which is the sum of the  principal distribution  amounts for all Classes of  Certificates,  in each case to the extent  derived from the Available  Distribution  Amount  without  giving effect to any  reductions  for the
Capitalization Reimbursement Amount.

      Super Senior Certificates:  The Class A-1 Certificates and Class A-2 Certificates.

      Trust  Fund:  REMIC  I,  REMIC  II,  the  Initial  Monthly  Payment  Fund,  the  Yield
Maintenance  Agreement Reserve Fund, the Class P Reserve Account and the Carryover Shortfall
Reserve Fund.

      Uncertificated  Accrued Interest:  With respect to each Uncertificated REMIC I Regular
Interest on each  Distribution  Date, an amount equal to one month's interest at the related
Uncertificated  REMIC I Pass-Through  Rate on the  Uncertificated  Principal Balance of such
Uncertificated   REMIC  I  Regular   Interest.   Uncertificated   Accrued  Interest  on  the
Uncertificated  REMIC  I  Regular  Interests  will be  reduced  by any  Prepayment  Interest
Shortfalls and Relief Act Interest  Shortfalls,  allocated among such Uncertificated REMIC I
Regular Interests pro rata.

      Uncertificated  Principal Balance:  The principal amount of any Uncertificated REMIC I
Regular Interest outstanding as of any date of determination.  The Uncertificated  Principal
Balance  of  each  Uncertificated   REMIC  I  Regular  Interest  shall  be  reduced  by  all
distributions   of  principal  made  on,  and   allocation  of  Realized   Losses  to,  such
Uncertificated  REMIC I Regular  Interest  on such  Distribution  Date.  The  Uncertificated
Principal Balance of each  Uncertificated  REMIC I Regular Interest shall never be less than zero.

      Uncertificated  REMIC  I  Regular  Interests:  The  uncertificated  partial  undivided beneficial  ownership  interests in REMIC I,  designated as REMIC I Regular  Interests  LT1,
LT2, LT3 and LT4, each having an  Uncertificated  Principal  Balance as specified herein and bearing interest at a rate equal to the related Uncertificated REMIC I  Pass-Through Rate.

      Uncertificated  REMIC I Pass-Through  Rate: With respect to any Distribution Date and:
(i) REMIC I Regular  Interests  LT1 and LT2,  the Net WAC Rate of the Mortgage  Loans,  (ii)
REMIC I Regular  Interest LT3, zero (0.00%),  and (iii) REMIC I Regular  Interest LT4, twice the Net WAC Rate of the Mortgage Loans.

      Underwriter:  Deutsche Bank Securities Inc.

      Yield Maintenance  Agreement:  The agreement dated as of the Closing Date, between the
Trustee  and  the  Yield  Maintenance   Agreement  Provider,   relating  to  the  Class  A-1
Certificates,  or any  replacement,  substitute,  collateral  or other  arrangement  in lieu thereof.

      Yield  Maintenance  Agreement  Provider:  The Bank of New York, and its successors and assigns or any party to any  replacement,  substitute,  collateral or other  arrangement  in lieu thereof.

      Yield Maintenance  Payment:  For any Distribution Date, the payment, if any, due under the Yield Maintenance Agreement in respect of such Distribution Date.

      Yield Maintenance  Agreement  Reserve Fund: The account  established and maintained by the Trustee pursuant to Section 4.09 hereof.

Section 1.02      Use of Words and Phrases.

      "Herein," "hereby,"  "hereunder,"  "hereof,"  "hereinbefore,"  "hereinafter" and other equivalent  words refer to the Pooling and Servicing  Agreement as a whole.  All  references herein to Articles,  Sections or Subsections shall mean the corresponding Articles, Sections and  Subsections in the Pooling and Servicing  Agreement.  The  definitions set forth herein include both the singular and the plural

Section 1.03      Determination of LIBOR

      LIBOR  applicable  to  the  calculation  of  the  Pass-Through   Rates  on  the  LIBOR
Certificates  for any  Interest  Accrual  Period  (other than the initial  Interest  Accrual
Period) will be determined as described below:

      On each  Distribution  Date,  LIBOR shall be established by the Trustee and, as to any
Interest  Accrual  Period,  will equal the rate for one month United States dollar  deposits that appears on the Telerate  Screen Page 3750 of the  Moneyline  Telerate  Capital  Markets
Report as of 11:00 a.m.,  London time,  on the second LIBOR  Business Day prior to the first day of such Interest  Accrual Period ("LIBOR Rate Adjustment  Date").  "Telerate Screen Page
3750" means the display  designated as page 3750 on the Telerate Service (or such other page as may replace  page 3750 on that  service for the purpose of  displaying  London  interbank offered  rates of major  banks).  If such rate does not  appear on such page (or such  other page as may replace that page on that service, or if such service is no longer offered,  any other service for  displaying  LIBOR or  comparable  rates as may be selected by the Trustee after consultation with the Master Servicer),  the rate will be the Reference Bank Rate. The
"Reference  Bank Rate" will be  determined  on the basis of the rates at which  deposits  in
U.S.  Dollars are offered by the reference  banks (which shall be any three major banks that are engaged in transactions in the London  interbank  market,  selected by the Trustee after consultation  with the Master  Servicer) as of 11:00 a.m.,  London time,  on the day that is one LIBOR Business Day prior to the immediately  preceding  Distribution Date to prime banks in the London interbank market for a period of one month in amounts  approximately  equal to the aggregate Certificate Principal Balance of the LIBOR Certificates then outstanding.  The
Trustee will request the principal  London office of each of the reference  banks to provide a quotation of its rate. If at least two such quotations are provided,  the rate will be the arithmetic mean of the quotations  rounded up to the next multiple of 1/16%. If on such date fewer than two  quotations are provided as requested,  the rate will be the arithmetic  mean of the rates  quoted by one or more major  banks in New York City,  selected  by the Trustee after  consultation with the Master Servicer,  as of 11:00 a.m., New York City time, on such date for  loans in U.S.  Dollars  to  leading  European  banks  for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal  Balance of the LIBOR
Certificates  then  outstanding.  If no such  quotations  can be obtained,  the rate will be
LIBOR for the prior  Distribution  Date, or, in the case of the first LIBOR Rate  Adjustment
Date, 3.669% per annum;  provided,  however, if, under the priorities described above, LIBOR for a Distribution  Date would be based on LIBOR for the previous  Distribution Date for the third consecutive  Distribution  Date, the Trustee shall, after consultation with the Master
Servicer,  select an alternative  comparable  index (over which the Trustee has no control), used for  determining  one-month  Eurodollar  lending rates that is calculated and published
(or otherwise made  available) by an independent  party.  "LIBOR Business Day" means any day other than (i) a Saturday  or a Sunday or (ii) a day on which  banking  institutions  in the city of London, England are required or authorized by law to be closed.

      The  establishment  of LIBOR by the Trustee on any LIBOR Rate  Adjustment Date and the
Master  Servicer's  subsequent  calculation of the Pass-Through  Rates applicable to each of the LIBOR  Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

      Promptly  following  each LIBOR Rate  Adjustment  Date the  Trustee  shall  supply the
Master Servicer with the results of its  determination  of LIBOR on such date.  Furthermore, the Trustee will supply the  Pass-Through  Rates on each of the LIBOR  Certificates  for the current and the immediately  preceding  Interest  Accrual Period via the Trustee's  internet website, which may be obtained by telephoning the Trustee at (800) 735-7777.

Section 1.04      Determination of MTA

      MTA for any Interest Accrual Period after the initial Interest Accrual Period will be determined as described below.

      MTA shall be established by the Trustee for each Interest Accrual Period other than the initial Interest Accrual Period.  MTA is a per annum rate equal to the twelve-month moving average monthly yield on United States Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in statistical Release No.
H.15(519), or the Release, determined by averaging the monthly yield for the most recent twelve months.  The MTA used for each Interest Accrual Period will be the most recent MTA figure available as of the related MTA Determination Date.  If MTA is no longer available, the new index for the Class A-2 Certificates and Class A-4 Certificates will be LIBOR.  MTA for the first accrual period for the first Distribution Date will be approximately 2.865%.

      The establishment of MTA by the Trustee and the Master Servicer's subsequent calculation of the Pass-Through Rates applicable to the Class A-2 Certificates and Class
A-4 Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

      Promptly following each MTA Determination Date the Trustee shall supply the Master
Servicer with the results of its determination of MTA on such date.

                                         ARTICLE II

                               CONVEYANCE OF MORTGAGE LOANS;
                             ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01      Conveyance of Mortgage Loans.

(a)   (See Section 2.01(a) of the Standard Terms).

(b)   (See Section 2.01(b) of the Standard Terms).

(c)   The Company  may, in lieu of  delivering  the original of the  documents  set forth in
Section 2.01(b)(I)(ii),  (iii), (iv) and (v) and Section (b)(II)(ii),  (iv), (vii), (ix) and
(x) (or copies  thereof as permitted by Section  2.01(b)) to the Trustee or the Custodian or
Custodians,  deliver such documents to the Master  Servicer,  and the Master  Servicer shall hold  such  documents  in  trust  for  the  use  and  benefit  of  all  present  and  future
Certificateholders  until  such time as is set  forth in the next  sentence.  Within  thirty
Business  Days  following  the  earlier  of (i) the  receipt of the  original  of all of the documents  or  instruments  set forth in  Section  2.01(b)(I)(ii),  (iii),  (iv) and (v) and
Section  (b)(II)(ii),  (iv),  (vii),  (ix) and (x) (or copies  thereof as  permitted by such
Section) for any Mortgage  Loan and (ii) a written  request by the Trustee to deliver  those documents  with  respect to any or all of the  Mortgage  Loans then being held by the Master
Servicer,  the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

      The parties  hereto agree that it is not intended  that any Mortgage  Loan be included in the Trust  Fund that is either (i) a  "High-Cost  Home Loan" as defined in the New Jersey
Home Ownership Act effective  November 27, 2003,  (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective  January 1, 2004,  (iii) a "High Cost Home
Mortgage Loan" as defined in the  Massachusetts  Predatory Home Loan Practices Act effective
November 7, 2004 or (iv) a "High-Cost  Home Loan" as defined in the Indiana  House  Enrolled
Act No. 1229, effective as of January 1, 2005.

(d)   (See Section 2.01(d) of the Standard Terms).

(e)   (See Section 2.01(e) of the Standard Terms).

(f)   (See Section 2.01(f) of the Standard Terms).

(g)   (See Section 2.01(g) of the Standard Terms).

(h)   (See Section 2.01(h) of the Standard Terms).

(i)   In connection with such assignment,  and  contemporaneously  with the delivery of this
Agreement,  the Company  delivered or caused to be delivered  hereunder to the Trustee,  the
Yield  Maintenance  Agreement  (the delivery of which shall  evidence that the fixed payment for the Yield  Maintenance  Agreement has been paid and the Trustee and the Trust Fund shall have no  further  payment  obligation  thereunder  and  that  such  fixed  payment  has been authorized hereby)

Section 2.02      Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03      Representations,  Warranties and Covenants of the Master Servicer and the
                  Company.

(a)   For  representations,  warranties  and covenants of the Master  Servicer,  see Section
2.03(a) of the Standard Terms.

(b)   The  Company  hereby  represents  and  warrants  to the  Trustee  for the  benefit  of
Certificateholders  that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i)   No Mortgage  Loan is 30 or more days  Delinquent  in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so  Delinquent  more than once in the 12-month period prior to the Cut-off Date;

(ii)  The  information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans,  as the case may be, is true and correct in all material  respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are payment-option  adjustable-rate  mortgage loans with a negative amortization  feature,  and Monthly  Payments  due,  with respect to a majority of the
      Mortgage  Loans,  on the first day of each month and terms to maturity at  origination or modification of not more than 30 years;

(iv)  To the best of the  Company's  knowledge,  except with respect to two  Mortgage  Loans representing  approximately  0.1% of the  aggregate  Stated  Principal  Balance of the
      Mortgage  Loans,  if a  Mortgage  Loan  is  secured  by a  Mortgaged  Property  with a
      Loan-to-Value  Ratio at  origination  in  excess  of 80%,  such  Mortgage  Loan is the subject of a Primary  Insurance  Policy  that  insures  (a) at least 35% of the Stated
      Principal  Balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between 100.00% and 95.01%,  (b) at least 30% of the Stated  Principal  Balance of the
      Mortgage Loan at origination if the Loan-to-Value  Ratio is between 95.00% and 90.01%,
      (c) at least 25% of such  balance if the  Loan-to-Value  Ratio is  between  90.00% and
      85.01%  and (d) at least 12% of such  balance  if the  Loan-to-Value  Ratio is between
      85.00%  and  80.01%.  To the  best  of the  Company's  knowledge,  each  such  Primary
      Insurance  Policy is in full  force and  effect and the  Trustee  is  entitled  to the benefits thereunder;

(v)   The  issuers  of  the  Primary  Insurance  Policies  are  insurance   companies  whose
      claims-paying abilities are currently acceptable to each Rating Agency;

(vi)  No more than 0.5% of the Mortgage Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date are secured by Mortgaged  Properties located in any one zip code area in  California  and no more than 0.4% of the  Mortgage  Loans are secured by Mortgaged
      Properties located in any one zip code area outside California;

(vii) The  improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program Guide,  including flood insurance if required under the National  Flood  Insurance  Act of 1968, as amended.  The Mortgage  requires the Mortgagor to maintain such casualty insurance at the Mortgagor's  expense,  and on the Mortgagor's  failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement  therefor from the Mortgagor;

(viii)      Immediately  prior to the assignment of the Mortgage  Loans to the Trustee,  the
      Company  had good  title to, and was the sole owner of,  each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance  or security  interest  (other than rights to servicing and related  compensation) and such assignment  validly transfers  ownership of the Mortgage Loans to the Trustee free and clear of any pledge,  lien,  encumbrance or security interest;

(ix)  Approximately  80.94% of the Mortgage Loans by aggregate Stated  Principal  Balance as of the Cut-off  Date were  underwritten  under a reduced loan  documentation  program, approximately  0.1% of the Mortgage Loans by aggregate Stated Principal  Balance as of
      the  Cut-off  Date  were   underwritten   under  a  no-stated   income  program,   and
      approximately  0.1% of the Mortgage Loans by aggregate Stated Principal  Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x)   Except with respect to approximately  12.13% of the Mortgage Loans by aggregate Stated
      Principal  Balance as of the  Cut-off  Date,  the  Mortgagor  represented  in its loan application  with respect to the related  Mortgage  Loan that the  Mortgaged  Property would be owner-occupied;

(xi)  None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii) Each Mortgage Loan  constitutes a qualified  mortgage under Section  860G(a)(3)(A)  of the Code and Treasury Regulation Section  1.860G-2(a)(1),  (2), (4), (5), (6), (7) and
      (9) without reliance on the provisions of Treasury  Regulation Section  1.860G-2(a)(3)
      or Treasury Regulation Section  1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding  its failure to meet the requirements of Section  860G(a)(3)(A) of the Code and Treasury Regulation
      Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9);

(xiii)      A policy of title  insurance  was  effective as of the closing of each  Mortgage
      Loan and is valid and  binding  and  remains  in full  force and  effect,  unless  the
      Mortgaged  Properties  are located in the State of Iowa and an attorney's  certificate has been provided as described in the Program Guide;

(xiv) None of the Mortgage Loans is a Cooperative Loan;

(xv)  With respect to each  Mortgage Loan  originated  under a  "streamlined"  Mortgage Loan program  (through  which no new or updated  appraisals  of  Mortgaged  Properties  are obtained  in  connection  with  the  refinancing  thereof),  the  related  Seller  has represented  that  either (a) the value of the  related  Mortgaged  Property as of the date the Mortgage Loan was  originated  was not less than the appraised  value of such property  at the  time  of  origination  of the  refinanced  Mortgage  Loan or (b) the
      Loan-to-Value  Ratio  of the  Mortgage  Loan  as of the  date  of  origination  of the
      Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi) Interest  on  each  Mortgage  Loan  is  calculated  on the  basis  of a  360-day  year consisting of twelve 30-day months;

(xvii)      None of the  Mortgage  Loans  contain in the related  Mortgage  File a Destroyed
      Mortgage Note;

(xviii)     None of the Mortgage Loans has been made to an International Borrower;

(xix) No Mortgage Loan  provides for payments  that are subject to reduction by  withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx)  None of the Mortgage  Loans are Additional  Collateral  Loans and none of the Mortgage
      Loans are Pledged Asset Loans.

It is  understood  and agreed  that the  representations  and  warranties  set forth in this
Section  2.03(b) shall survive  delivery of the respective  Mortgage Files to the Trustee or any Custodian.

      Upon  discovery  by any of the  Company,  the  Master  Servicer,  the  Trustee  or any
Custodian  of a  breach  of any of the  representations  and  warranties  set  forth in this
Section   2.03(b)   that   materially   and   adversely   affects  the   interests   of  the
Certificateholders  in any  Mortgage  Loan,  the party  discovering  such breach  shall give prompt  written  notice to the other  parties  (any  Custodian  being so  obligated  under a
Custodial   Agreement);   provided,   however,  that  in  the  event  of  a  breach  of  the
representation  and warranty set forth in Section  2.03(b)(xii),  the party discovering such breach  shall  give  such  notice  within  five  days of  discovery.  Within  90 days of its discovery or its receipt of notice of breach,  the Company shall either (i) cure such breach in all material  respects or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the
Purchase Price and in the manner set forth in Section 2.02;  provided that the Company shall have the  option  to  substitute  a  Qualified  Substitute  Mortgage  Loan or Loans for such
Mortgage  Loan if such  substitution  occurs  within two years  following  the Closing Date;
provided  that if the omission or defect  would cause the  Mortgage  Loan to be other than a
"qualified  mortgage"  as  defined  in  Section  860G(a)(3)  of the  Code,  any such cure or repurchase  must occur  within 90 days from the date such  breach was  discovered.  Any such substitution  shall be  effected  by the  Company  under the same  terms and  conditions  as provided in Section 2.04 for  substitutions  by  Residential  Funding.  It is understood and agreed  that the  obligation  of the  Company  to cure  such  breach  or to so  purchase  or substitute  for any Mortgage  Loan as to which such a breach has occurred and is  continuing shall constitute the sole remedy respecting such breach available to the  Certificateholders or the  Trustee on behalf of the  Certificateholders.  Notwithstanding  the  foregoing,  the
Company shall not be required to cure breaches or purchase or substitute  for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a  representation  set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04      Representations  and  Warranties  of  Sellers.  (See  Section  2.04 of the
                  Standard Terms)

Section 2.05      Execution and  Authentication  of  Certificates/Issuance  of Certificates
                  Evidencing Interests in REMIC I Certificates.
      The Trustee  acknowledges  the assignment to it of the Mortgage Loans and the delivery of the  Mortgage  Files to it, or any  Custodian  on its behalf,  subject to any  exceptions noted,  together with the  assignment  to it of all other assets  included in the Trust Fund and/or the applicable  REMIC,  receipt of which is hereby  acknowledged.  Concurrently  with such delivery and in exchange therefor, the Trustee,  pursuant to the written request of the
Company  executed by an officer of the Company,  has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I  Certificates  in authorized denominations  which together with the Uncertificated  REMIC I Regular  Interests,  evidence the beneficial interest in REMIC I.

Section 2.06      Conveyance of Uncertificated REMIC I Regular Interests; Acceptance by the
                  Trustee.

      The Company,  as of the Closing Date, and concurrently with the execution and delivery hereof,  does  hereby  assign  without  recourse  all the right,  title and  interest of the
Company  in and to the  Uncertificated  REMIC I Regular  Interests  to the  Trustee  for the
benefit  of  the  Holders  of  each  Class  of  Certificates   (other  than  the  Class  R-I
Certificates).  The  Trustee  acknowledges  receipt  of the  Uncertificated  REMIC I Regular
Interests  and declares  that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates  (other than the
Class R-I  Certificates  and the Class P  Certificates).  The rights of the  Holders of each
Class of Certificates  (other than the Class R Certificates and the Class P Certificates) to
receive  distributions  from the  proceeds of REMIC II in respect of such  Classes,  and all ownership  interests of the Holders of such Classes in such  distributions,  shall be as set forth in this Agreement.

Section 2.07      Issuance of Certificates Evidencing Interest in REMIC II.

      The Trustee  acknowledges the assignment to it of the  Uncertificated  REMIC I Regular
Interests,  concurrently therewith and in exchange therefor, pursuant to the written request of the Company  executed by an officer of the  Company,  the Trustee has executed and caused to be  authenticated  and  delivered  to or upon the order of the  Company,  all  Classes of
Certificates  (other than the Class R-I  Certificates,  the Class R-II  Certificates and the
Class P Certificates) in authorized  denominations,  which evidence the beneficial  interest in the entire REMIC II.

Section 2.08      Purposes  and  Powers of the  Trust.  (See  Section  2.08 of the  Standard
                  Terms).

                                         ARTICLE III

                                ADMINISTRATION AND SERVICING
                                     OF MORTGAGE LOANS

      Section 3.01      Master Servicer to Act as Servicer.  (See Section 3.01 of the
                  Standard Terms)

      Section 3.02      Subservicing Agreements Between Master Servicer and Subservicers;
                  Enforcement of Subservicers' and Sellers' Obligations.  (See Section 3.02
                  of the Standard Terms)

      Section 3.03      Successor Subservicers.  (See Section 3.03 of the Standard Terms)

      Section 3.04      Liability of the Master Servicer.  (See Section 3.04 of the
                  Standard Terms)

      Section 3.05      No Contractual Relationship Between Subservicer and Trustee or
                  Certificateholders.  (See Section 3.05 of the Standard Terms)

      Section 3.06      Assumption or Termination of Subservicing Agreements by Trustee.
                  (See Section 3.06 of the Standard Terms)

      Section 3.07      Collection of Certain Mortgage Loan Payments; Deposit to Custodial
                  Account.

      (a)         (See Section 3.07(a) of the Standard Terms)

      (b)   The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by
Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off
Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

            (i)   All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any
      Subservicer Advance or of any REO Proceeds received in connection with an REO
      Property for which an REO Disposition has occurred;

            (ii)  All payments on account of interest at the Adjusted Mortgage Rate on the
      Mortgage Loans, including Buydown Funds, if any, and the interest component of any
      Subservicer Advance or of any REO Proceeds received in connection with an REO
      Property for which an REO Disposition has occurred;

            (iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net
      of any related expenses of the Subservicer);

            (iv)  All proceeds of any Mortgage Loans purchased pursuant to Section 2.02,
      2.03, 2.04 or 4.07 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws
      Representation and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

            (v)   Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

            (vi)  All amounts transferred from the Certificate Account to the Custodial
      Account in accordance with Section 4.02(a);

            (vii) Any amounts realized by the Subservicer and received by the Master
      Servicer in respect of any Additional Collateral;

            (viii)      Any amounts received by the Master Servicer in respect of Pledged
      Assets; and

            (ix)  Any amounts received by the Master Servicer in connection with any
      Prepayment Charges on the Prepayment Charge Loans.

      The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off
Date) and payments or collections in the nature of late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account.  In the
event any amount not required to be deposited in the Custodial Account is so deposited, the
Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding.  Amounts received by the Master Servicer in connection with Prepayment Charges on the Prepayment Charge Loans shall be remitted by the Master Servicer on the Certificate Account Deposit Date to the Trustee and shall be deposited by the Trustee, upon the receipt thereof, into the Class P Reserve Account.  The
Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

      With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the
proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and
4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so.  If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

      (c)         (See Section 3.07(c) of the Standard Terms)

      (d)         (See Section 3.07(d) of the Standard Terms)

      (e)   Notwithstanding Section 3.07(a), The Master Servicer shall not waive (or permit a Subservicer to waive) any Prepayment Charge unless: (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally, (ii) the enforcement thereof is illegal, or any local, state or federal agency has threatened legal action if the prepayment penalty is enforced, (iii) the collectability thereof shall have been limited due to acceleration in connection with a foreclosure or other involuntary payment or (iv) such waiver is standard and customary in servicing similar Mortgage Loans and relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Master Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan.  In no event will the Master Servicer waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default.  If a Prepayment Charge is waived, but does not meet the standards described above, then the Master Servicer is required to pay the amount of such waived Prepayment Charge to the holders of the Class P Certificates at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial
Account. Notwithstanding any other provisions of this Agreement, any payments made by the
Master Servicer in respect of any waived Prepayment Charges pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

      Section 3.08.     Subservicing Accounts; Servicing Accounts (See Section 3.08 of the
                  Standard Terms)

      Section 3.09.     Access to Certain Documentation and  Information Regarding the
                  Mortgage Loans (See Section 3.09 of the Standard Terms)

      Section 3.10.     Permitted Withdrawals from the Custodial Account      (See Section
                  3.10 of the Standard Terms)

      Section 3.11.     Maintenance of the Primary Insurance  Policies; Collections
                  Thereunder (See Section 3.011 of the Standard Terms)

      Section 3.12.     Maintenance of Fire Insurance and  Omissions and Fidelity Coverage
                  (See Section 3.12 of the Standard Terms)

      Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and  Modification
                  Agreements; Certain Assignments     (See Section 3.13 of the Standard
                  Terms)

      Section 3.14.     Realization Upon Defaulted Mortgage Loans (See Section 3.14 of the
                  Standard Terms)

      Section 3.15.     Trustee to Cooperate; Release of Mortgage Files  (See Section 3.15
                  of the Standard Terms)

      Section 3.16.     Servicing and Other Compensation; Compensating Interest

            (a)   (See Section 3.16(a) of the Standard Terms)

            (b)   Additional servicing compensation in the form of assumption fees, late payment charges, investment income on amounts in the Custodial Account or the
      Certificate Account or otherwise (but not including Prepayment Charges) shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

            (c)   (See Section 3.16(c) of the Standard Terms)

            (d)   (See Section 3.16(d) of the Standard Terms)

            (e)   (See Section 3.16(e) of the Standard Terms)

      Section 3.17.     Reports to the Trustee and the Company    (See Section 3.17 of the
                  Standard Terms)

      Section 3.18.     Annual Statement as to Compliance   (See Section 3.18 of the
                  Standard Terms)

      Section 3.19.     Annual Independent Public Accountants' Servicing Report     (See
                  Section 3.19 of the Standard Terms)

      Section 3.20.     Rights of the Company in Respect of the Master Servicer     (See
                  Section 3.20 of the Standard Terms)

      Section 3.21.     Administration of Buydown Funds     (See Section 3.21 of the
                  Standard Terms)

      Section 3.22      Advance Facility (See Section 3.2 of the Standard Terms)

                                            ARTICLE IV

                               PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01      Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02      Distributions.

(a)   On each  Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the
Paying Agent appointed by the Trustee,  shall  distribute,  to the Master  Servicer,  in the
case  of  a   distribution   pursuant   to   Section   4.02(a)(iii)   below,   and  to  each
Certificateholder  of record on the next  preceding  Record  Date (other than as provided in
Section 9.01 respecting the final distribution),  either (1) in immediately  available funds
(by wire transfer or otherwise) to the account of such  Certificateholder at a bank or other entity having appropriate  facilities therefor,  if such  Certificateholder  has so notified
the  Master   Servicer  or  the  Paying  Agent,   as  the  case  may  be,  or  (2)  if  such
Certificateholder  has not so notified the Master Servicer or the Paying Agent by the Record
Date, by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate Register, such Certificateholder's  share (which share shall be based on the aggregate of the Percentage  Interests  represented by Certificates of the applicable  Class held by such Holder) of the following  amounts,  in the following order of priority (subject to the provisions of Sections 4.02(b) and 4.02(c) below),  in each case to the extent of the
Available Distribution Amount:

(i)   to the Senior  Certificates,  on a pro rata  basis  based on the  Accrued  Certificate
      Interest  payable on such Classes of  Certificates  with respect to such  Distribution
      Date,  plus  any  Accrued  Certificate  Interest  thereon  remaining  unpaid  from any previous  Distribution  Date  except  as  provided  in  the  last  paragraph  of  this
      Section 4.02(a) (the "Senior Interest Distribution Amount");  provided,  however, that amounts  distributable  to Holders of the Class X  Certificates  in respect of Accrued
      Certificate  Interest  on the Class  X-IO  Component  will be  reduced  to the  extent necessary to pay any  Carryover  Shortfall  Amount on the Class A-1  Certificates  and
      Class A-3 Certificates on the Distribution  Date (after giving effect,  in the case of the Class  A-1  Certificates,  to  payments  made  pursuant  to the Yield  Maintenance
      Agreement) and such amounts will be paid to the Class A-1  Certificates  and Class A-3
      Certificates  on a pro rata  basis  in  accordance  with  their  respective  Carryover
      Shortfall Amounts;

(ii)  to the  Senior  Certificates,  in the  priorities  and  amounts  set forth in  Section
      4.02(b)  and  (c),  the  sum of the  following  (applied  to  reduce  the  Certificate
      Principal Balances of such Senior Certificates, as applicable):

(A)   the Senior Percentage for such Distribution Date times the sum of the following:

(1)   the  principal  portion of each  Monthly  Payment due during the related Due Period on each  Outstanding  Mortgage  Loan,  whether or not received on or prior to the related  Determination  Date, minus the principal  portion of any Debt
                  Service  Reduction which together with other Bankruptcy Losses exceeds the
                  Bankruptcy Amount;

(2)   except  to  the  extent  applied  in  reduction  of  Net  Deferred   Interest  on  any
                  Distribution  Date,  the Stated  Principal  Balance of any  Mortgage  Loan
                  repurchased  during the preceding  calendar  month (or deemed to have been so repurchased  in accordance  with Section  3.07(b))  pursuant to Section
                  2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall  deposited in the
                  Custodial  Account  in  connection  with  the  substitution  of a  Deleted
                  Mortgage  Loan  pursuant  to Section  2.03 or 2.04  during  the  preceding calendar month; and

(3)   except  to  the  extent  applied  in  reduction  of  Net  Deferred   Interest  on  any
                  Distribution   Date,  the  principal  portion  of  all  other  unscheduled collections  (other than Principal  Prepayments  in Full and  Curtailments and  amounts  received  in  connection  with  a  Cash  Liquidation  or REO
                  Disposition  of a Mortgage  Loan  described in Section  4.02(a)(ii)(B)  of
                  this  Series  Supplement,   including  without  limitation  any  Insurance
                  Proceeds,  Liquidation  Proceeds and REO Proceeds),  including  Subsequent
                  Recoveries,  received  during the preceding  calendar  month (or deemed to have been so received in  accordance  with Section  3.07(b)) to the extent applied by the Master  Servicer as  recoveries of principal of the related
                  Mortgage Loan pursuant to Section 3.14 of the Standard Terms;

(B)   except  to  the  extent  applied  in  reduction  of  Net  Deferred   Interest  on  any
            Distribution  Date,  with  respect  to  each  Mortgage  Loan  for  which  a Cash
            Liquidation or a REO Disposition  occurred  during the preceding  calendar month
            (or was deemed to have occurred  during such period in  accordance  with Section
            3.07(b)) and did not result in any Excess Special  Hazard  Losses,  Excess Fraud
            Losses,  Excess  Bankruptcy  Losses or Extraordinary  Losses, an amount equal to the lesser of (a) the Senior  Percentage  for such  Distribution  Date times the
            Stated  Principal  Balance of such Mortgage Loan and (b) the Senior  Accelerated
            Distribution  Percentage  for  such  Distribution  Date  times  the  unscheduled
            collections  (including  without  limitation  Insurance  Proceeds,   Liquidation
            Proceeds  and REO  Proceeds)  to the extent  applied by the Master  Servicer  as recoveries  of principal of the related  Mortgage  Loan pursuant to Section 3.14 of the Standard Terms;

(C)   the Senior  Accelerated  Distribution  Percentage for such Distribution Date times the aggregate  of all  Principal  Prepayments  in Full  received  in the  Prepayment
            Period and Curtailments  received in the preceding calendar month not applied in reduction of Net Deferred Interest on any Distribution Date;

(D)   any amounts  described in  subsection  (ii),  clauses (A), (B) and (C) of this Section
            4.02(a),  as determined for any previous  Distribution Date, which remain unpaid after application of amounts previously  distributed pursuant to this clause (D)
            to the extent that such amounts are not  attributable  to Realized  Losses which have been allocated to the Subordinate Certificates; minus

(E)   the related Capitalization  Reimbursement Amount for such Distribution Date multiplied by a  fraction,  the  numerator  of which is the Senior  Principal  Distribution
            Amount,  without giving effect to this clause (E), and the  denominator of which
            is  the  sum  of  the  principal   distribution   amounts  for  all  Classes  of
            Certificates  derived from the  Available  Distribution  Amount  without  giving effect to any reductions for the Capitalization Reimbursement Amount;

(iii) if the Certificate  Principal  Balances of the Subordinate  Certificates have not been reduced to zero, to the Master  Servicer or a  Sub-Servicer,  by remitting for deposit to the Custodial  Account,  to the extent of and in reimbursement  for any Advances or
      Sub-Servicer  Advances  previously  made  with  respect  to any  Mortgage  Loan or REO
      Property which remain  unreimbursed in whole or in part following the Cash Liquidation or REO  Disposition  of such Mortgage  Loan or REO  Property,  minus any such Advances that were made with  respect  to  delinquencies  that  ultimately  constituted  Excess
      Special Hazard Losses,  Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary
      Losses;

(iv)  to the  Holders  of the Class  M-1  Certificates,  the  Accrued  Certificate  Interest
      thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(v)   to the  Holders  of the Class M-1  Certificates,  an amount  equal to the  Subordinate
      Principal  Distribution  Amount for such Class of Certificates  for such  Distribution
      Date,  applied in  reduction  of the  Certificate  Principal  Balance of the Class M-1
      Certificates;

(vi)  to the  Holders  of the Class  M-2  Certificates,  the  Accrued  Certificate  Interest
      thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(vii) to the  Holders  of the Class M-2  Certificates,  an amount  equal to the  Subordinate
      Principal  Distribution  Amount for such Class of Certificates  for such  Distribution
      Date,  applied in  reduction  of the  Certificate  Principal  Balance of the Class M-2
      Certificates;

(viii)      to the Holders of the Class M-3 Certificates,  the Accrued Certificate  Interest
      thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(ix)  to the  Holders  of the Class M-3  Certificates,  an amount  equal to the  Subordinate
      Principal  Distribution  Amount for such Class of Certificates  for such  Distribution
      Date,  applied in  reduction  of the  Certificate  Principal  Balance of the Class M-3
      Certificates;

(x)   to the  Holders  of the Class  M-4  Certificates,  the  Accrued  Certificate  Interest
      thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xi)  to the  Holders  of the Class M-4  Certificates,  an amount  equal to the  Subordinate
      Principal  Distribution  Amount for such Class of Certificates  for such  Distribution
      Date,  applied in  reduction  of the  Certificate  Principal  Balance of the Class M-4
      Certificates;

(xii) to the  Holders  of the Class  M-5  Certificates,  the  Accrued  Certificate  Interest
      thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xiii)      to  the  Holders  of  the  Class  M-5  Certificates,  an  amount  equal  to  the
      Subordinate  Principal  Distribution  Amount for such Class of  Certificates  for such
      Distribution  Date,  applied in reduction of the Certificate  Principal Balance of the
      Class M-5 Certificates;

(xiv) to the  Holders  of the Class  M-6  Certificates,  the  Accrued  Certificate  Interest
      thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xv)  to the  Holders  of the Class M-6  Certificates,  an amount  equal to the  Subordinate
      Principal  Distribution  Amount for such Class of Certificates  for such  Distribution
      Date,  applied in  reduction  of the  Certificate  Principal  Balance of the Class M-6
      Certificates;

(xvi) to the  Holders  of the Class  M-7  Certificates,  the  Accrued  Certificate  Interest
      thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xvii)      to  the  Holders  of  the  Class  M-7  Certificates,  an  amount  equal  to  the
      Subordinate  Principal  Distribution  Amount for such Class of  Certificates  for such
      Distribution  Date,  applied in reduction of the Certificate  Principal Balance of the
      Class M-7 Certificates;

(xviii)     to the Holders of the Class M-8 Certificates,  the Accrued Certificate  Interest
      thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xix) to the  Holders  of the Class M-8  Certificates,  an amount  equal to the  Subordinate
      Principal  Distribution  Amount for such Class of Certificates  for such  Distribution
      Date,  applied in  reduction  of the  Certificate  Principal  Balance of the Class M-8
      Certificates;

(xx)  to the  Holders  of the Class  M-9  Certificates,  the  Accrued  Certificate  Interest
      thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xxi) to the  Holders  of the Class M-9  Certificates,  an amount  equal to the  Subordinate
      Principal  Distribution  Amount for such Class of Certificates  for such  Distribution
      Date,  applied in  reduction  of the  Certificate  Principal  Balance of the Class M-9
      Certificates;

(xxii)      to the Holders of the Class B-1 Certificates,  the Accrued Certificate  Interest
      thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xxiii)     to  the  Holders  of  the  Class  B-1  Certificates,  an  amount  equal  to  the
      Subordinate  Principal  Distribution  Amount for such Class of  Certificates  for such
      Distribution  Date,  applied in reduction of the Certificate  Principal Balance of the
      Class B-1 Certificates;

(xxiv)      to the Holders of the Class B-2 Certificates,  the Accrued Certificate  Interest
      thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xxv) to the  Holders  of the Class B-2  Certificates,  an amount  equal to the  Subordinate
      Principal  Distribution  Amount for such Class of Certificates  for such  Distribution
      Date,  applied in  reduction  of the  Certificate  Principal  Balance of the Class B-2
      Certificates;

(xxvi)      to the  Holders of the Class B-3  Certificates,  an amount  equal to the Accrued
      Certificate  Interest thereon for such Distribution Date, plus any Accrued Certificate
      Interest  thereon  remaining  unpaid from any previous  Distribution  Date,  except as provided below;

(xxvii)     to  the  Holders  of  the  Class  B-3  Certificates,  an  amount  equal  to  the
      Subordinate  Principal  Distribution  Amount for such Class of  Certificates  for such
      Distribution  Date,  applied in reduction of the Certificate  Principal Balance of the
      Class B-3 Certificates;

(xxviii)    to the Senior  Certificates,  in the  priority  set forth in Section  4.02(b) of this Series  Supplement,  the portion,  if any, of the Available  Distribution  Amount remaining  after  the  foregoing  distributions,  applied  to reduce  the  Certificate
      Principal  Balances  of such  Senior  Certificates,  but in no  event  more  than  the aggregate  of the  outstanding  Certificate  Principal  Balances of each such Class of
      Senior Certificates,  and thereafter,  to each Class of Subordinate  Certificates then outstanding  beginning with such Class with the Highest  Priority,  any portion of the
      Available  Distribution  Amount  remaining  after the  Senior  Certificates  have been retired,  applied to reduce the  Certificate  Principal  Balance of each such Class of
      Subordinate  Certificates,  but in no  event  more  than the  outstanding  Certificate
      Principal Balance of each such Class of Subordinate Certificates; and

(xxix)      to  the  Class  R-I  Certificates,   the  balance,  if  any,  of  the  Available
      Distribution Amount.

      Notwithstanding the foregoing,  on any Distribution Date, with respect to the Class of
Subordinate  Certificates outstanding on such Distribution Date with the Lowest Priority, or
in  the  event  the  Subordinate   Certificates  are  no  longer  outstanding,   the  Senior
Certificates,  Accrued  Certificate  Interest  thereon  remaining  unpaid from any  previous
Distribution  Date will be  distributable  only to the extent  that (1) a  shortfall  in the amounts available to pay Accrued Certificate  Interest on any Class of Certificates  results from an interest rate  reduction in connection  with a Servicing  Modification,  or (2) such unpaid Accrued Certificate  Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required  Advance,  or the  determination  by the
Master Servicer that any proposed Advance would be a Nonrecoverable  Advance with respect to the related  Mortgage  Loan where such  Mortgage Loan has not yet been the subject of a Cash
Liquidation or REO Disposition or the related Liquidation  Proceeds,  Insurance Proceeds and
REO Proceeds have not yet been distributed to the Certificateholders.

(b)   Distributions of principal on the Senior  Certificates on each  Distribution Date will be made as follows:

(i)   the Senior Principal  Distribution  Amount shall be distributed on a pro rata basis in accordance with their respective  Certificate  Principal Balances to the Class R-I and
      Class R-II,  until the  Certificate  Principal  Balances  thereof have been reduced to zero;

(ii)  any  remaining  amount shall be  distributed  on a pro rata basis in  accordance  with their  respective  Certificate  Principal  Balances to the Class A-1, Class A-2, Class
      A-3 and Class A-4 Certificates,  until the Certificate Principal Balances thereof have been reduced to zero; and

(iii) any  remaining  amount shall be  distributed  to the Class X  Certificates,  until the
      Certificate Principal Balance of the Class X-P Component has been reduced to zero.

(c)   On or after the  occurrence  of the Credit  Support  Depletion  Date,  all  priorities relating to  distributions  in Section  4.02(a)(i) and Section 4.02(b) relating to principal and  interest  among the  Senior  Certificates  will be  disregarded.  Instead,  the  Senior
Principal  Distribution Amount will be distributed to the Senior Certificates,  pro rata, in accordance with their respective outstanding Certificate Principal Balances.

(d)   After the reduction of the Certificate  Principal Balances of the Senior  Certificates
to zero but prior to the Credit  Support  Depletion  Date, the Senior  Certificates  will be entitled to no further  distributions  of principal  thereon and the Available  Distribution
Amount will be distributed  solely to the holders of the Subordinate  Certificates,  in each case as described herein.

(e)   In  addition  to  the  foregoing   distributions,   with  respect  to  any  Subsequent
Recoveries,  the  Master  Servicer  shall  deposit  such funds  into the  Custodial  Account pursuant to Section 3.07(b)(iii).  If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced,  the amount of such Subsequent  Recoveries will be applied  to  increase  the  Certificate  Principal  Balance  of  the  Class  of  Subordinate
Certificates  with the  Highest  Priority  to  which  Realized  Losses,  other  than  Excess
Bankruptcy  Losses,  Excess Fraud Losses,  Excess  Special  Hazard Losses and  Extraordinary
Losses,  have been allocated,  but not by more than the amount of Realized Losses previously allocated  to that  Class of  Certificates  pursuant  to  Section  4.05.  The  amount of any remaining  Subsequent  Recoveries  will be applied to  increase  the  Certificate  Principal
Balance of the Class of Certificates with the next Lower Priority,  up to the amount of such
Realized  Losses  previously  allocated  to that Class of  Certificates  pursuant to Section
4.05.  Any  remaining  Subsequent  Recoveries  will in  turn  be  applied  to  increase  the
Certificate  Principal  Balance of the Class of Certificates with the next Lower Priority up to the amount of such Realized  Losses  previously  allocated to that Class of  Certificates pursuant to Section 4.05,  and so on. Holders of such  Certificates  will not be entitled to any payment in respect of Accrued  Certificate  Interest on the amount of such increases for any Interest Accrual Period  preceding the Distribution  Date on which such increase occurs.
Any  such  increases  shall  be  applied  to  the  Certificate  Principal  Balance  of  each
Certificate of such Class in accordance with its respective Percentage Interest.

(f)   On each Distribution  Date, the Yield  Maintenance  Payment will be distributed to the
Class A-1 Certificates.

(g)   Each  distribution  with  respect  to a  Book-Entry  Certificate  shall be paid to the
Depository,  as Holder thereof, and the Depository shall be solely responsible for crediting the  amount  of  such  distribution  to the  accounts  of  its  Depository  Participants  in accordance  with its normal  procedures.  Each Depository  Participant  shall be responsible for disbursing such  distribution  to the Certificate  Owners that it represents and to each indirect  participating  brokerage  firm (a  "brokerage  firm")  for which it acts as agent.
Each brokerage firm shall be responsible  for  disbursing  funds to the  Certificate  Owners that it  represents.  None of the Trustee,  the  Certificate  Registrar,  the Company or the
Master Servicer shall have any responsibility therefor.

(h)   Except as otherwise provided in Section 9.01, if the Master Servicer  anticipates that a final  distribution  with  respect to any Class of  Certificates  will be made on the next
Distribution  Date, the Master Servicer shall, no later than the  Determination  Date in the month of such final  distribution,  notify the Trustee and the Trustee shall,  no later than two (2) Business  Days after such  Determination  Date,  mail on such date to each Holder of such Class of  Certificates  a notice to the effect that: (i) the Trustee  anticipates  that the final  distribution  with  respect  to such Class of  Certificates  will be made on such
Distribution  Date but only upon  presentation  and  surrender of such  Certificates  at the office of the Trustee or as otherwise  specified therein,  and (ii) no interest shall accrue on such  Certificates  from and after the end of the related Interest Accrual Period. In the event that  Certificateholders  required to surrender their Certificates pursuant to Section
9.01(c) do not surrender their Certificates for final cancellation,  the Trustee shall cause funds  distributable  with respect to such Certificates to be withdrawn from the Certificate
Account   and   credited   to  a  separate   escrow   account   for  the   benefit  of  such
Certificateholders as provided in Section 9.01(d).

(i)   On each  Distribution  Date, all amounts  transferred from the Class P Reserve Account representing  Prepayment  Charges in respect of the Prepayment  Charge Loans received during the  related  Prepayment  Period  will  be  withdrawn  from  the  Distribution  Account  and distributed  by the  Trustee  to  Holders  of the  Class P  Certificates  and  shall  not be available for distribution to the Holders of any other Class of Certificates.

(j)   On the initial  Distribution  Date,  Carryover  Shortfall Amounts with respect to such initial  Distribution Date, if any, will be paid to the Holders of the Class A-1, Class A-2,
Class A-3 and Class A-4  Certificates  from amounts  withdrawn from the Carryover  Shortfall
Reserve Fund.

(k)   On any Distribution  Date, Net Deferred Interest for such  Distribution  Date, if any, will be allocated to each Class of  Certificates,  on a pro rata basis,  in accordance  with the amount of interest accrued on such Class or Component at its  Pass-Through  Rate for the
Interest  Accrual  Period for such  Distribution  Date (in each case before giving effect to any  allocation of Net Deferred  Interest for such  Distribution  Date).  In the case of any
Class of Certificates  other than the Class X Certificates,  Net Deferred Interest allocated to such  Certificates  will be added as principal to the outstanding  Certificate  Principal
Balance of such Class of  Certificates.  With respect to the Class X  Certificates,  the Net
Deferred Interest  allocated to either the X-IO Component or X-P Component shall be added as principal to the outstanding Certificate Principal Balance of the Class X-P Component.

Section 4.03      Statements  to  Certificateholders;  Statements to the Rating  Agencies;
                  Exchange Act Reporting.  (See Section 4.03 of the Standard Terms)

Section 4.04      Distribution  of Reports to the Trustee and the Company;  Advances by the
                  Master Servicer.  (See Section 4.04 of the Standard Terms)

Section 4.05      Allocation of Realized Losses.

      Prior to each Distribution  Date, the Master Servicer shall determine the total amount
of  Realized  Losses,   if  any,  that  resulted  from  any  Cash   Liquidation,   Servicing
Modification,  Debt Service Reduction,  Deficient Valuation or REO Disposition that occurred during the  related  Prepayment  Period  or, in the case of a  Servicing  Modification  that constitutes  a  reduction  of the  interest  rate on a  Mortgage  Loan,  the  amount  of the reduction  in the  interest  portion of the  Monthly  Payment  due during  the  related  Due
Period.  The amount of each  Realized  Loss shall be evidenced by an Officers'  Certificate.
All Realized Losses, other than Excess Special Hazard Losses,  Extraordinary  Losses, Excess
Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows:

      first, to the Class B-3 Certificates  until the Certificate  Principal Balance thereof has been reduced to zero;

      second, to the Class B-2 Certificates until the Certificate  Principal Balance thereof has been reduced to zero;

      third, to the Class B-1 Certificates  until the Certificate  Principal Balance thereof has been reduced to zero;

      fourth, to the Class M-9 Certificates until the Certificate  Principal Balance thereof has been reduced to zero;

      fifth, to the Class M-8 Certificates  until the Certificate  Principal Balance thereof has been reduced to zero;

      sixth, to the Class M-7 Certificates  until the Certificate  Principal Balance thereof has been reduced to zero;

      seventh,  to the  Class  M-6  Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero;

      eight, to the Class M-5 Certificates  until the Certificate  Principal Balance thereof has been reduced to zero;

      ninth, to the Class M-4 Certificates  until the Certificate  Principal Balance thereof has been reduced to zero;

      tenth, to the Class M-3 Certificates  until the Certificate  Principal Balance thereof has been reduced to zero;

      eleventh,  to the  Class M-2  Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero;

      twelfth,  to the  Class  M-1  Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero;

and,  thereafter,  such  Realized  Losses  shall be allocated  to all the  remaining  Senior
Certificates,  on a pro rata  basis;  provided,  however,  that  after  the  Credit  Support
Depletion Date,  Realized Losses  otherwise  allocable to the Class A-1, Class A-2 and Class
A-3  Certificates  will be allocated  to the Class A-4  Certificates  until the  Certificate
Principal  Balance of the Class A-4 Certificates has been reduced to zero, and,  thereafter,
Realized  Losses   otherwise   allocable  to  the  Class  A-1  Certificates  and  Class  A-2
Certificates  will  be  allocated  to the  Class  A-3  Certificates  until  the  Certificate
Principal  Balance  of the Class A-3  Certificates  has been  reduced  to zero.  The  Senior
Percentage of any Excess Special  Hazard  Losses,  Excess  Bankruptcy  Losses,  Excess Fraud
Losses or  Extraordinary  Losses on the  Mortgage  Loans  shall be  allocated  to the Senior
Certificates  on a pro rata basis.  The remainder of such Realized  Losses will be allocated among the Class M Certificates and Class B Certificates, on a pro rata basis.

      On any  Distribution  Date,  Realized  Losses will be  allocated  as set forth  herein before distributions of principal on the Certificates as set forth herein.

      As used herein,  an  allocation  of a Realized Loss on a "pro rata basis" among two or more specified  Classes of Certificates  means an allocation on a pro rata basis,  among the various Classes so specified,  to each such Class of Certificates on the basis of their then outstanding  Certificate  Principal  Balances prior to giving effect to  distributions to be made on such  Distribution  Date in the case of the principal  portion of a Realized Loss or based  on the  Accrued  Certificate  Interest  thereon  payable  on such  Distribution  Date
(without regard to any Compensating  Interest for such Distribution  Date) in the case of an interest  portion of a Realized  Loss.  Except as provided in the  following  sentence,  any allocation of the principal portion of Realized Losses (other than Debt Service  Reductions)
to a Class of  Certificates  shall be made by reducing  the  Certificate  Principal  Balance thereof by the amount so  allocated,  which  allocation  shall be deemed to have occurred on such  Distribution  Date;  provided  that no  such  reduction  shall  reduce  the  aggregate
Certificate  Principal  Balance of the  Certificates  below the aggregate  Stated  Principal
Balance of the Mortgage  Loans.  Any allocation of the principal  portion of Realized Losses
(other than Debt Service  Reductions) to the Subordinate  Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of  "Certificate  Principal
Balance"  and  by  operation  of the  provisions  of  Section  4.02(a).  Allocations  of the interest portions of Realized Losses (other than any interest rate reduction  resulting from a Servicing  Modification)  shall be made in proportion to the amount of Accrued Certificate
Interest  and by  operation  of the  definition  of "Accrued  Certificate  Interest"  and by operation of the provisions of Section  4.02(a).  Allocations  of the interest  portion of a
Realized  Loss  resulting  from an interest rate  reduction in  connection  with a Servicing
Modification  shall be made by operation of the provisions of Section  4.02(a).  Allocations of the  principal  portion of Debt  Service  Reductions  shall be made by  operation  of the provisions  of Section  4.02(a).  All Realized  Losses and all other  losses  allocated to a
Class of Certificates  hereunder will be allocated  among the  Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

      Realized Losses shall be allocated among the Uncertificated  REMIC I Regular Interests as specified in the definition of REMIC I Realized Losses.

Section 4.06      Reports of  Foreclosures  and  Abandonment  of  Mortgaged  Property.  (See
                  Section 4.06 of the Standard Terms)

Section 4.07      Optional  Purchase of Defaulted  Mortgage Loans.  (See Section 4.07 of the
                  Standard Terms)

Section 4.08      Surety Bond.  (See Section 4.08 of the Standard Terms)

Section 4.09      Yield Maintenance Agreement Reserve Fund

      (a)   On or before the Closing  Date,  the Trustee  shall  establish a Reserve Fund on behalf of the Holders of the Class A-1  Certificates.  The Reserve  Fund must be an Eligible
Account.  The Reserve Fund shall be entitled "YMA Reserve Fund,  Deutsche Bank Trust Company
Americas  as  Trustee  for the  benefit  of holders of  Residential  Accredit  Loans,  Inc.,
Mortgage Asset-Backed Pass-Through Certificates,  Series 2005-QO1". The Trustee shall demand payment of all money payable by the Yield  Maintenance  Agreement  Provider  under the Yield
Maintenance Agreement.  The Trustee shall deposit in the Yield Maintenance Agreement Reserve
Fund all payments received by it from the Yield Maintenance  Agreement  Provider pursuant to the Yield Maintenance Agreement.  On each Distribution Date, the Trustee shall remit amounts received  by it from the Yield  Maintenance  Agreement  Provider to the Holders of the Class
A-1  Certificates  in the manner provided in Section 4.02(f) as it is directed by the Master
Servicer.

      (b)   The Yield  Maintenance  Agreement  Reserve  Fund is an  "outside  reserve  fund"
within the meaning of Treasury  Regulation  §1.860G-2(h)  and shall be an asset of the Trust
Fund but not an asset of any  2005-QO1  REMIC.  The  Trustee on behalf of the Trust shall be the  nominal  owner of the  Reserve  Fund.  The  Class A-1  Certificateholders  shall be the beneficial  owner of the Reserve  Fund,  subject to the power of the  Trustee to  distribute amounts under  Section  4.02(f).  Amounts in the Reserve Fund shall be held  uninvested in a trust account of the Trustee with no liability for interest or other compensation thereon.

Section 4.10      Class P Reserve Account

      (a)   On or before the Closing Date, the Trustee shall establish a Class P Reserve
Account on behalf of the Holders of the Class P Certificates.  The Class P Reserve Account
must be an Eligible Account. The Class P Reserve Account shall be entitled "Class P Reserve
Account, Deutsche Bank Trust Company Americas as Trustee for the benefit of holders of
Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series
2005-QO1," (the "Class P Reserve Account").  All amounts received by the Master Servicer in connection with Prepayment Charges on the Prepayment Charge Loans shall be remitted by the
Master Servicer on the Certificate Account Deposit Date to the Trustee and shall be deposited by the Trustee into the Class P Reserve Account upon receipt thereof.  Funds on deposit in the Class P Reserve Account shall be held in trust by the Trustee for the holder of the Class P Certificates.  The Class P Reserve Account will not represent an interest in any REMIC.

      (b)   On the Business Day prior to each Distribution Date, the Trustee shall withdraw the amount then on deposit in the Class P Reserve Account and deposit such amount into the
Distribution Account to be distributed to the Holders of the Class P Certificates in accordance with Section 4.02(i).

Section 4.11      Carryover Shortfall Reserve Fund

      (a)   On or before the Closing  Date,  the Trustee  shall  establish a Reserve Fund on behalf of the  Holders of the Class A-1,  Class A-2,  Class A-3 and Class A-4  Certificates.
The Reserve Fund must be an Eligible Account.  The Reserve Fund shall be entitled "Carryover
Shortfall  Reserve Fund,  Deutsche Bank Trust Company Americas as Trustee for the benefit of
holders  of  Residential   Accredit  Loans,   Inc.,   Mortgage   Asset-Backed   Pass-Through
Certificates,  Series  2005-QO1" (the "Carryover  Shortfall  Reserve  Fund").  The Carryover
Shortfall  Reserve  Fund  shall be an  Eligible  Account  or a  sub-account  of an  Eligible
Account.  On the  Closing  Date,  the  Depositor  will  cause,  on behalf of the Trust,  the
Carryover  Shortfall  Reserve  Fund  Amount to be  deposited  into the  Carryover  Shortfall
Reserve Fund.  Pursuant to Section 4.02(j),  on the initial  Distribution  Date,  amounts on deposit  in the  Carryover  Shortfall  Reserve  Fund will be  withdrawn  from the  Carryover
Shortfall Reserve Fund and deposited into the Distribution  Account for payment to the Class
A-1,  Class  A-2,  Class A-3 and  Class  A-4  Certificates  to the  extent of any  Carryover
Shortfall  Amount on the Class A-1, Class A-2, Class A-3 and Class A-4  Certificates on such initial  Distribution  Date. After the initial  Distribution  Date, all amounts remaining in the Carryover  Shortfall  Reserve Fund will be distributed to Deutsche Bank  Securities Inc.
or its designee,  and following such withdrawal the Carryover Shortfall Reserve Fund will be closed.

      (b)   The Trustee will invest funds deposited in the Carryover  Shortfall Reserve Fund as directed by the  Depositor  or its designee in writing in  Permitted  Investments  with a maturity  date (i) no later than the Business Day  immediately  preceding  the date on which such funds are required to be withdrawn from such account  pursuant to this Agreement,  if a
Person  other than the  Trustee  or an  Affiliate  of the  Trustee  is the  obligor  for the
Permitted Investment,  or (ii) no later than the date on which such funds are required to be withdrawn  from such account or sub account of a trust account  pursuant to this  Agreement, if the Trustee or an  affiliate of the Trustee is the obligor for the  Permitted  Investment
(or, if no written  direction is received by the Trustee from the  Depositor,  then funds in such account shall remain uninvested).  For federal income tax purposes, the Depositor shall be the owner of the Carryover  Shortfall  Reserve Fund and shall report all items of income, deduction,  gain or loss arising therefrom.  At no time will the Carryover Shortfall Reserve
Fund be an  asset of any  REMIC  created  hereunder.  All  income  and  gain  realized  from investment of funds  deposited in the Carryover  Shortfall  Reserve Fund,  which  investment shall be made solely upon the written direction of the Depositor,  shall be for the sole and exclusive  benefit of the  Depositor  and shall be remitted by the Trustee to the  Depositor within one Business Day from the closing of the Carryover  Reserve Fund. The Depositor shall deposit in the  Carryover  Shortfall  Reserve  Fund the amount of any net loss  incurred  in respect of any such Permitted Investment immediately upon realization of such loss.

                                          ARTICLE V

                                      THE CERTIFICATES

Section 5.01      The Certificates.

(a)   The Senior,  Class M, Class B, Class P and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C, D and E,  respectively,  and shall,  on original issue,  be  executed  and  delivered  by  the  Trustee  to  the  Certificate  Registrar  for
authentication  and delivery to or upon the order of the Company upon receipt by the Trustee or one or more  Custodians of the  documents  specified in Section  2.01.  The  Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement.

      The  Certificates  shall be executed by manual or facsimile  signature on behalf of an authorized officer of the Trustee.  Certificates  bearing the manual or facsimile signatures of  individuals  who were at any time the  proper  officers  of the  Trustee  shall bind the
Trustee,  notwithstanding  that such  individuals  or any of them  have  ceased to hold such offices prior to the  authentication  and delivery of such  Certificate or did not hold such offices at the date of such  Certificates.  No Certificate  shall be entitled to any benefit under this Agreement,  or be valid for any purpose, unless there appears on such Certificate a certificate of  authentication  substantially  in the form provided for herein executed by the Certificate  Registrar by manual  signature,  and such  certificate upon any Certificate shall be conclusive  evidence,  and the only evidence,  that such  Certificate has been duly authenticated  and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

(b)   Except  as  provided  below,  registration  of  Book-Entry  Certificates  may  not  be transferred  by  the  Trustee  except  to  another  Depository  that  agrees  to  hold  such
Certificates for the respective  Certificate Owners with Ownership  Interests  therein.  The
Holders of the Book-Entry  Certificates shall hold their respective  Ownership  Interests in and to each of such  Certificates  through the book-entry  facilities of the Depository and, except as provided  below,  shall not be entitled to Definitive  Certificates  in respect of
such  Ownership  Interests.   All  transfers  by  Certificate  Owners  of  their  respective
Ownership  Interests in the  Book-Entry  Certificates  shall be made in accordance  with the procedures  established by the Depository  Participant or brokerage firm  representing  such
Certificate Owner. Each Depository  Participant shall transfer the Ownership  Interests only in the Book-Entry  Certificates  of Certificate  Owners it represents or of brokerage  firms for which it acts as agent in accordance with the Depository's normal procedures.

      The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the
Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of
Certificateholders hereunder.  The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners.  Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners.  The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

      If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the
Company is unable to locate a qualified successor or (ii) the Company notifies the
Depository of its intent to terminate the book-entry system and, upon receipt of notice of such intent from the Depository, the Depository Participants holding beneficial interest in the Book-Entry Certificates agree to initiate such termination, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same.
Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.  In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage
Interest in the related Class of Certificates.  In order to make such a request, such
Certificate Owner shall, subject to the rules and procedures of the Depository, provide the
Depository or the related Depository Participant with directions for the Certificate
Registrar to exchange or cause the exchange of the Certificate Owner's interest in such
Class of Certificates for an equivalent Percentage Interest in fully registered definitive form.  Upon receipt by the Certificate Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions shall contain information regarding the Class of Certificates and the Certificate Principal
Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive
Certificate, and any other information reasonably required by the Certificate Registrar),
(i) the Certificate Registrar shall instruct the Depository to reduce the related
Depository Participant's account by the aggregate Certificate Principal Balance of the
Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's
Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

      Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section 5.01 and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive
Certificates, the Trustee and the Master Servicer shall recognize the Holders of the
Definitive Certificates as Certificateholders hereunder.

(c)   (See Section 5.01(c) of the Standard Terms)

Section 5.02      Registration of Transfer and Exchange of Certificates.

      (a)   (See Section 5.02(a) of the Standard Terms)

      (b)   Upon surrender for  registration of transfer of any Certificate at any office or agency of the Trustee  maintained for such purpose pursuant to Section 8.12 and, in the case of any  Class  M,  Class  B,  Class  P or  Class R  Certificate,  upon  satisfaction  of the conditions set forth below,  the Trustee shall execute and the  Certificate  Registrar shall authenticate and deliver,  in the name of the designated  transferee or transferees,  one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

      (c)   (See Section 5.02(c) of the Standard Terms)

      (d)   No transfer,  sale,  pledge or other  disposition  of a Class B  Certificate  or
Class P Certificate  shall be made unless such transfer,  sale,  pledge or other disposition is exempt from the registration  requirements of the Securities Act of 1933, as amended, and any applicable  state  securities  laws or is made in accordance  with said Act and laws. In the event that a transfer  of a Class B  Certificate  or Class P  Certificate  is to be made either (i)(A) the Trustee shall  require a written  Opinion of Counsel  acceptable to and in form and  substance  satisfactory  to the Trustee and the Company that such  transfer may be made pursuant to an exemption,  describing the applicable  exemption and the basis therefor, from said Act and laws or is being  made  pursuant  to said Act and laws,  which  Opinion of
Counsel shall not be an expense of the Trustee,  the Company or the Master Servicer  (except that,  if such  transfer  is made by the  Company or the Master  Servicer  or any  Affiliate
thereof,  the Company or the Master  Servicer shall provide such Opinion of Counsel at their own expense);  provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate  thereof to the
Company or an Affiliate of the Company and (B) the Trustee shall  require the  transferee to execute a  representation  letter,  substantially  in the form of Exhibit H hereto,  and the
Trustee shall require the transferor to execute a  representation  letter,  substantially in the form of Exhibit I hereto,  each acceptable to and in form and substance  satisfactory to the Company and the Trustee  certifying to the Company and the Trustee the facts surrounding such  transfer,  which  representation  letters shall not be an expense of the Trustee,  the
Company or the Master Servicer;  provided,  however,  that such representation  letters will not be required in connection  with any transfer of any such  Certificate  by the Company or any Affiliate  thereof to the Company or an Affiliate of the Company,  and the Trustee shall be entitled  to  conclusively  rely upon a  representation  (which,  upon the request of the
Trustee,  shall  be a  written  representation)  from the  Company,  of the  status  of such transferee  as an  Affiliate  of the Company or (ii) the  prospective  transferee  of such a
Certificate  shall be required to provide the Trustee,  the Company and the Master  Servicer with an investment  letter  substantially  in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable),  which investment letter shall not be an expense of the  Trustee,  the  Company  or the  Master  Servicer,  and which investment  letter states that,  among other  things,  such  transferee  (A) is a "qualified institutional  buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified  institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed  transferor  intends to rely on the exemption  from  registration  requirements under the Securities Act of 1933, as amended,  provided by Rule 144A. The Holder of any such
Certificate  desiring to effect any such transfer,  sale, pledge or other disposition shall, and does hereby agree to,  indemnify the Trustee,  the Company,  the Master Servicer and the
Certificate  Registrar  against any liability that may result if the transfer,  sale, pledge or other  disposition  is not so exempt or is not made in  accordance  with such federal and state laws.

      (e)   (i)   In the case of any Class B, Class P or Class R  Certificate  presented for registration in the name of any Person,  either (A) the Trustee shall require an
            Opinion of Counsel  acceptable to and in form and substance  satisfactory to the
            Trustee,  the Company and the Master Servicer to the effect that the purchase or holding of such Class B, Class P or Class R  Certificate  is  permissible  under applicable  law,  will not  constitute  or result in any  non-exempt  prohibited transaction under Section 406 of the Employee  Retirement Income Security Act of
            1974,  as  amended  ("ERISA"),  or  Section  4975  of the  Code  (or  comparable provisions of any subsequent enactments),  and will not subject the Trustee, the
            Company  or the  Master  Servicer  to any  obligation  or  liability  (including obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement,  which Opinion of Counsel shall not be an expense  of  the  Trustee,  the  Company  or the  Master  Servicer  or  (B)  the
            prospective  Transferee  shall be required to provide the  Trustee,  the Company and the  Master  Servicer  with a  certification  to the  effect  set  forth  in paragraph six of Exhibit H (with  respect to any Class B Certificate  or Class P
            Certificate)  or paragraph  fifteen of Exhibit G-1 (with  respect to any Class R
            Certificate),  which  the  Trustee  may rely upon  without  further  inquiry  or investigation,  or such other  certifications  as the Trustee may deem desirable or necessary in order to establish  that such  Transferee or the Person in whose name such  registration is requested  either (a) is not an employee benefit plan or other  plan  subject to the  prohibited  transaction  provisions  of ERISA or
            Section 4975 of the Code,  or any Person  (including an  investment  manager,  a named  fiduciary  or a trustee of any such plan) who is using  "plan  assets" of any such plan to effect such  acquisition  (each,  a "Plan  Investor") or (b) in the case of any  Class B  Certificate  or  Class P  Certificate,  the  following conditions  are satisfied:  (i) such  Transferee is an insurance  company,  (ii)
            the source of funds  used to  purchase  or hold such  Certificate  (or  interest therein)  is  an  "insurance  company  general  account"  (as  defined  in  U.S.
            Department of Labor Prohibited  Transaction Class Exemption  ("PTCE") 95-60, and
            (iii) the  conditions  set forth in  Sections  I and III of PTCE 95-60 have been satisfied  (each entity that satisfies  this clause (b), a "Complying  Insurance
            Company").

            (ii)  Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b)
            it has acquired and is holding such Certificate in reliance on Prohibited
            Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as
            amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65 Fed.
            Reg. 67765 (November 13, 2000), and PTE 2002-41, 67 Fed. Reg. 54487 (August 22,
            2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such
            Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

            (iii) (A)  If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph
            (ii) above, then the last preceding Transferee that either (i) is not a Plan
            Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate.  The
            Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                  (B)   Any purported Certificate Owner whose acquisition or holding of any
            Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the
            Company, the Trustee, the Master Servicer, any Subservicer, the Underwriters
            and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

      (f)   (See Section 5.02(f) of the Standard Terms)

      (g)   (See Section 5.02(g) of the Standard Terms)

      (h)   (See Section 5.02(h) of the Standard Terms)

Section 5.03      Mutilated,  Destroyed,  Lost or Stolen Certificates.  (See Section 5.03 of
                  the Standard Terms)

Section 5.04      Persons Deemed Owners.  (See Section 5.04 of the Standard Terms)

Section 5.05      Appointment of Paying Agent. (See Section 5.05 of the Standard Terms)

Section 5.06      U.S.A. Patriot Act Compliance.  (See Section 5.06 of the Standard Terms)

                                          ARTICLE VI

                            THE COMPANY AND THE MASTER SERVICER

                           (See Article VI of the Standard Terms)

                                         ARTICLE VII

                                          DEFAULT

                          (See Article VII of the Standard Terms)

                                         ARTICLE VIII

                                   CONCERNING THE TRUSTEE

                          (See Article VIII of the Standard Terms)

                                        ARTICLE IX

                                        TERMINATION

                           (See Article IX of the Standard Terms)

      Section 9.01Optional  Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the
                  Master Servicer or Liquidation of All Mortgage Loans.

      (a)   (See Section 9.01(a) of the Standard Terms)

      (b)   (See Section 9.01(b) of the Standard Terms)

      (c)   (See Section 9.01(c) of the Standard Terms)

      (d)   (See Section 9.01(d) of the Standard Terms)

      (e)   (See Section 9.01(e) of the Standard Terms)

      (f)   Upon  termination  of the Trust Fund pursuant to this Section 9.01,  the Trustee on behalf of the Trust Fund  shall,  under  documents  prepared  by the Master  Servicer  or
Holders of the Class A-1 Certificates,  assign without recourse,  representation or warranty all the right,  title and  interest  of the  Trustee  and the Trust Fund in and to the Yield
Maintenance Agreement to [ ].

      Section 9.02           Additional Termination Requirements. (See Section 9.02 of the
Standard Terms)

      Section 9.03                Termination of Multiple REMICs. (See Section 9.03 of the
Standard Terms)

                                          ARTICLE X

                                      REMIC PROVISIONS

Section 10.01     REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02     Master Servicer;  REMIC  Administrator and Trustee  Indemnification.  (See
                  Section 10.02 of the Standard Terms)

Section 10.03     Designation of REMICs.

      The REMIC  Administrator  will make an election to treat the segregated pool of assets described in the  definition of REMIC I (as defined  herein)  (including  the Mortgage Loans but excluding the Initial  Monthly  Payment Fund, the Yield  Maintenance  Agreement  Reserve
Fund, the Class P Reserve Account and the Carryover  Shortfall Reserve Fund), and subject to this Agreement,  as a REMIC for federal income tax purposes.  The REMIC  Administrator  will make an election to treat the  segregated  pool of assets  consisting of the  Uncertificated
REMIC I Regular  Interests  (and  excluding  the Initial  Monthly  Payment  Fund,  the Yield
Maintenance  Agreement Reserve Fund, the Class P Reserve Account and the Carryover Shortfall
Reserve Fund), as a REMIC for federal income tax purposes.

      The  Uncertificated  REMIC I Regular Interests will represent  "regular  interests" in
REMIC I and the  Class R-I  Certificates  will  represent  ownership  of the sole  "residual interest"  in REMIC I for  purposes  of the REMIC  Provisions  (as  defined in the  Standard
Terms) under federal income tax law.

      The Class A-1,  Class A-2,  Class A-3, Class A-4, Class X, Class M-1, Class M-2, Class
M-3, Class B-1, Class B-2 and Class B-3 Certificates will represent  "regular  interests" in
REMIC II, and the Class R-II  Certificates  will  represent  ownership of the sole "residual interest" in REMIC II for purposes of the REMIC Provisions under federal income tax law.

Section 10.04     Distributions on the Uncertificated REMIC I Regular Interests.

(a)   On each  Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated  REMIC I Regular Interests,  the REMIC I Distribution Amount in
the amounts and with the priorities set forth in the definition thereof.

(b)   Notwithstanding  the  deemed  distributions  on the  Uncertificated  REMIC  I  Regular
Interests  described  in this Section  10.04,  distributions  of funds from the  Certificate
Account shall be made only in accordance with Section 4.02.

Section 10.05     Compliance with Withholding Requirements.

      Notwithstanding  any other  provision  of this  Agreement,  the  Trustee or any Paying
Agent,  as applicable,  shall comply with all federal  withholding  requirements  respecting payments to  Certificateholders,  including  interest or original issue discount payments or advances  thereof that the Trustee or any Paying Agent, as applicable,  reasonably  believes are applicable under the Code. The consent of  Certificateholders  shall not be required for such  withholding.  In the event the  Trustee  or any  Paying  Agent,  as  applicable,  does withhold any amount from interest or original  issue discount  payments or advances  thereof to any Certificateholder  pursuant to federal withholding  requirements,  the Trustee or any
Paying Agent, as applicable,  shall indicate the amount  withheld to such  Certificateholder pursuant to the terms of such requirements.

                                          ARTICLE XI

                                  MISCELLANEOUS PROVISIONS

Section 11.01     Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02     Recordation  of  Agreement;   Counterparts.  (See  Section  11.02  of  the
                  Standard Terms)

Section 11.03     Limitation  on Rights of  Certificateholders.  (See  Section  11.03 of the
                  Standard Terms)

Section 11.04     Governing Law.  (See Section 11.04 of the Standard Terms)

Section 11.05     Notices.  All demands and notices  hereunder shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by registered mail,  postage prepaid (except for notices to the Trustee which shall be  deemed  to have been duly  given  only  when  received),  to the appropriate  address for each  recipient  listed in the table below or, in each case,  such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

---------------------------------------------------------------------------------
         Recipient                                 Address
---------------------------------------------------------------------------------
Company                      8400 Normandale Lake Boulevard
                             Suite 250, Minneapolis, Minnesota  55437,
                             Attention:  President
---------------------------------------------------------------------------------
Master Servicer              2255 N. Ontario Street, Suite 400
                             Burbank, California 91504-2130,
                             Attention:  Managing Director/Master Servicing
---------------------------------------------------------------------------------
Trustee                      Corporate Trust Office
                             1761 East St. Andrew Place
                             Santa Ana, California 92705-4934,
                             Attention:  Residential Accredit Loans, Inc.
                             Series 2005-QO1

                             The Trustee designates its offices located at c/o
                             DTC Transfer Services, 55 Water Street, Jeanette
                             Street Park Entrance, New York, New York 10041,
                             for the purposes of Section 8.12 of the Standard
                             Terms
---------------------------------------------------------------------------------
Moody's Investors Service,   99 Church Street, 4th Floor
Inc.                         New York, New York 10004
---------------------------------------------------------------------------------
Standard & Poor's Ratings    55 Water Street
Services, a division of The  New York, New York 10041
McGraw-Hill Companies, Inc.
---------------------------------------------------------------------------------

Any notice  required  or  permitted  to be mailed to a  Certificateholder  shall be given by first  class  mail,  postage  prepaid,  at the  address  of  such  holder  as  shown  in the
Certificate  Register.  Any notice so mailed within the time  prescribed  in this  Agreement
shall  be   conclusively   presumed   to  have  been  duly   given,   whether   or  not  the
Certificateholder receives such notice.

Section 11.06     Required Notices to Rating Agency and  Subservicer.  (See Section 11.06 of
                  the Standard Terms)

Section 11.07     Severability of Provisions.  (See Section 11.07 of the Standard Terms)

Section 11.08     Supplemental  Provisions for  Resecuritization.  (See Section 11.08 of the
                  Standard Terms)

Section 11.09     Allocation of Voting Rights.

      98.0% of all of the Voting Rights shall be allocated  among  Holders of  Certificates, other  than  the  Class X  Certificates  and  Class R  Certificates,  in  proportion  to the outstanding  Certificate  Principal Balances of their respective  Certificates;  1.0% of all
Voting  Rights  will  be  allocated  among  the  Holders  of the  Class X  Certificates,  in accordance with their respective  Percentage  Interests;  0.50% of all Voting Rights will be allocated  among the  Holders  of the Class  R-I  Certificates,  in  accordance  with  their respective Percentage Interests;  and 0.50% of all Voting Rights will be allocated among the
Holders of the Class R-II  Certificates,  in  accordance  with their  respective  Percentage
Interests.

Section 11.10     No Petition.

      The Depositor,  Master Servicer and the Trustee, by entering into this Agreement,  and each  Certificateholder,  by accepting a  Certificate,  hereby  covenant and agree that they will not at any time institute  against the Trust Fund, or join in any  institution  against the Trust Fund of, any  bankruptcy  proceedings  under any  United  States  federal or state
bankruptcy  or  similar  law  in  connection   with  any  obligation  with  respect  to  the
Certificates or this Agreement.

      IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee have caused their names to be signed hereto by their respective  officers  thereunto duly authorized and their respective  seals, duly attested,  to be hereunto affixed,  all as of the day and year first above written.

                                      RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]
                                      By:   /s/Heather Anderson
                                           -------------------------
                                            Name: Heather Anderson
                                            Title:   Vice President
Attest:  /s/Mark White
       ---------------------
      Name: Mark White
      Title: Vice President
                                      RESIDENTIAL FUNDING CORPORATION
[Seal]
                                      By:   /s/Mark White
                                           -------------------------
                                            Name: Mark White
                                            Title:  Associate
Attest:   /s/Heather Anderson
       -----------------------
      Name: Heather Anderson
      Title: Associate
                                      DEUTSCHE BANK TRUST COMPANY AMERICAS, as
                                      Trustee
[Seal]
                                      By:   /s/Brent Hoyler
                                           -------------------------
                                            Name: Brent Hoyler
                                            Title:  Associate

                                      By:   /s/Barbara Campbell
                                           -------------------------
                                            Name:  Barbara Campbell
                                            Title:    Vice President
Attest: _/s/Eiko Akiyama__________
      Name: Eiko Akiyama
      Title: Associate

STATE OF MINNESOTA
                            )
                            ) ss.:
COUNTY OF HENNEPIN          )
            On the 31st day of  August,  2005  before  me, a notary  public  in and for said
State,  personally  appeared  Heather  Anderson,  known  to  me to be a  Vice  President  of
Residential  Accredit  Loans,  Inc.,  one of  the  corporations  that  executed  the  within instrument,  and  also  known to me to be the  person  who  executed  it on  behalf  of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                         /s/Amy Sue Olson
                                         -----------------
                                            Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                            )
                            ) ss.:
COUNTY OF HENNEPIN          )
            On the 31st day of  August,  2005  before  me, a notary  public  in and for said
State,    personally   appeared   __Mark   White_______,    known   to   me   to   be   a(n)
____Associate________  of Residential  Funding  Corporation,  one of the  corporations  that executed  the within  instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that such  corporation  executed  the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                      ____/s/Amy Sue Olson____________________
                                            Notary Public
[Notarial Seal]

STATE OF CALIFORNIA
                            ) ss.:
COUNTY OF ORANGE            )
            On the 31st day of  August,  2005  before  me, a notary  public  in and for said
State,   personally   appeared   __Brent   Hoyler_______,   known   to   me   to   be   a(n)
___Associate_______   of  Deutsche  Bank  Trust  Company  Americas,  the  New  York  banking corporation that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said banking  corporation and  acknowledged to me that such banking corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                      ___/s/Amy Lynn Stoddard__________________
                                            Notary Public
[Notarial Seal]

STATE OF CALIFORNIA         )
                            ) ss.:
COUNTY OF ORANGE            )
            On the 31st day of  August,  2005  before  me, a notary  public  in and for said
State,  personally  appeared  _Barbara  Campbell______,   known  to  me  to  be  a(n)  _Vice
President______  of Deutsche Bank Trust Company Americas,  the New York banking  corporation that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said banking  corporation and acknowledged to me that such banking  corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                      ___/s/Amy Lynn Stoddard__________________
                                            Notary Public
[Notarial Seal]

                                        EXHIBIT ONE

                                   MORTGAGE LOAN SCHEDULE

                                        EXHIBIT TWO

                               INFORMATION TO BE INCLUDED IN
                            MONTHLY DISTRIBUTION DATE STATEMENT

(i)   (a) the amount of such  distribution to the  Certificateholders  of such Class applied to reduce the Certificate  Principal  Balance  thereof,  and (b) the aggregate  amount included therein representing Principal Prepayments;

(ii)  the amount of such distribution to Holders of such Class of Certificates  allocable to interest;

(iii) if the  distribution  to the  Holders of such Class of  Certificates  is less than the full  amount  that would be  distributable  to such  Holders if there were  sufficient funds available therefor, the amount of the shortfall;

(iv)  the amount of any Advance by the Master Servicer pursuant to Section 4.04;

(v)   the number and Pool  Stated  Principal  Balance of the  Mortgage  Loans  after  giving effect to the distribution of principal on such Distribution Date;

(vi)  the  aggregate  Certificate  Principal  Balance  of each Class of  Certificates  after giving  effect  to the  amounts  distributed  on such  Distribution  Date,  separately identifying  any  reduction  thereof due to Realized  Losses other than pursuant to an actual distribution of principal;

(vii) the Subordinate Principal Distribution Amount and Prepayment Distribution  Percentage,
      if applicable;

(viii)      on the basis of the most recent reports  furnished to it by  Sub-Servicers,  (a)
      the number and aggregate  principal balances of Mortgage Loans that are Delinquent (1)
      30-59  days,  (2) 60-89  days and (3) 90 or more  days and the  number  and  aggregate principal  balance  of  Mortgage  Loans  that are in  foreclosure,  (b) the number and
      aggregate   principal  balances  of  Reportable   Modified  Mortgage  Loans  that  are
      Delinquent  (1) 30-59 days,  (2) 60-89 days and (3) 90 or more days and the number and aggregate  principal  balance  of  Reportable  Modified  Mortgage  Loans  that  are in foreclosure and are REO Property,  indicating in each case capitalized Mortgage Loans, other  Servicing  Modifications  and  totals,  and  (c) for  all  Reportable  Modified
      Mortgage  Loans,  the number and  aggregate  Stated  Principal  Balance of  Reportable
      Modified  Mortgage Loans that have been  liquidated,  the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(ix)  the number, aggregate principal balance and book value of any REO Properties;

(x)   the aggregate Accrued  Certificate  Interest  remaining unpaid, if any, for each Class of  Certificates,  after giving effect to the distribution  made on such  Distribution
      Date;

(xi)  the Special Hazard Amount,  Fraud Loss Amount and Bankruptcy Amount as of the close of business on such  Distribution Date and a description of any change in the calculation of such amounts;

(xii) the Notional Amount with respect to the Class X Certificates;

(xiii)      the occurrence of the Credit Support Depletion Date;

(xiv) the Senior Accelerated Distribution Percentage applicable to such distribution;

(xv)  the Senior Percentage and Subordinate Percentage for such Distribution Date;

(xvi) the aggregate amount of Realized Losses for such Distribution Date;

(xvii)      the aggregate amount of Net Deferred Interest for such Distribution Date;

(xviii)     the  aggregate  amount of any  recoveries on  previously  foreclosed  loans from
      Sellers  due to a breach of a  representation  or  warranty  assigned  to the  Trustee pursuant to Section 2.04;

(xix) the weighted  average  remaining  term to maturity of the Mortgage  Loans after giving effect to the amounts distributed on such Distribution Date; and

(xx)  the weighted  average  Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xxi) with respect to the initial  Distribution  Date only,  the amount  withdrawn  from the
      Carryover Shortfall Reserve Fund.

      In the case of  information  furnished  pursuant to clauses  (i) and (ii)  above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

      The Trustee's internet website,  and assistance in using the website,  can be obtained by calling the  Trustee's  Shareholder  Relations  desk at (800)  735-7777.  To receive this statement via first class mail, telephone the Trustee at (800) 735-7777.

                                       EXHIBIT THREE

                          STANDARD TERMS OF POOLING AND SERVICING
                            AGREEMENT DATED AS OF AUGUST 1, 2004

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the
Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each
Uncertificated REMIC I Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC I Pass-Through
Rate" herein.

(1)   The Certificates, other than the Class B-1, Class B-2, Class B-3, Class R and Class P
Certificates shall be Book-Entry Certificates.  The Class B-1, Class B-2, Class B-3, Class
R and Class P Certificates shall be delivered to the holders thereof in physical form.

(2)   Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the
Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each
Uncertificated REMIC II Regular Interest.

(3)   The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance) and integral multiples of $1 (or $1,000 in the case of the Class B-1, Class B-2 and Class B-3
Certificates) in excess thereof, except that one Certificate of the Class B-3 Certificates that contains an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such
Class or the sum of such denomination and an integral multiple of $1,000.

(4)   The Pass-Through Rate on the Class A-1 Certificates and Class A-3 Certificates will be equal to the lesser of (i) LIBOR plus the related Pass-Through Margin and (ii) the Net
WAC Rate.  The related Pass-Through Margin on the Class A-1 Certificates and Class A-3
Certificates is initially equal to 0.300% and 0.380%, respectively.

(5)  The Pass-Through Rate on the Class A-2 Certificates will be equal to the lesser of
      (i) MTA plus the related Pass-Through Margin and (ii) the Net WAC Rate.  The Pass-Through
          Margin on the Class A-2 Certificates is equal to 1.500%.

(6)   The Pass-Through Rate on the Class A-4 Certificates will be equal to the lesser of
      (i) MTA plus the related Pass-Through Margin and (ii) the Net WAC Rate less 0.650%.  The
          Pass-Through Margin on the Class A-4 Certificates is equal to 1.940%.

(7)   The Class X Certificates are comprised of two components: the Class X-IO Component, an interest-only component, and the Class X-P Component, a principal and interest component.  Holders of the Class X Certificates may not transfer the components separately.  For the purpose of calculating interest payments on the Class X-IO Component, interest will accrue on a notional amount equal to the sum of the Certificate Principal
Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class M and Class B
Certificates, which is initially equal to $711,141,591.88.  The principal balance of the
Class X-P Component will initially equal zero and will increase in accordance with the amount of Net Deferred Interest allocated to the Class X Certificates.  The principal balance of the Class X Certificates will be equal to the principal balance of the Class X-P
Component, if any. The Pass-Through Rate on the Class X-IO Component of the Class X
Certificates will be a per annum rate equal to the Net WAC Rate less the weighted average
Pass-Through Rate on the Certificates (other than the Class X Certificates and Class R
Certificates), weighted by Certificate Principal Balance.  The Pass-Through Rate on the
Class X-P Component of the Class X Certificates will be a per annum rate equal to the Net
WAC Rate.  Interest payable on the Class X-IO Component will be reduced to the extent necessary to cover carryover shortfall amounts on the Class A-1 Certificates and the Class
A-3 Certificates.
      For REMIC purposes, the foregoing rate is equal to a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (1) through (3) below, and the denominator of which is the aggregate Uncertificated  Principal Balances of the Uncertificated REMIC I Regular
Interests.  For purposes of calculating the Pass-Through Rate for the Class X Certificates,
the numerator is equal to the sum of the following components:

(1)  the Uncertificated REMIC I Pass-Through Rate for REMIC I Regular Interest LT1
minus the related Marker Rate, applied to a notional amount equal to the Uncertificated
Principal Balance of REMIC I Regular Interest LT1;

(2)  the Uncertificated REMIC I Pass-Through Rate for REMIC I Regular Interest LT2
minus the related Marker Rate, applied to a notional amount equal to the Uncertificated
Principal Balance of REMIC I Regular Interest LT2; and

(3)  the Uncertificated REMIC I Pass-Through Rate for REMIC I Regular Interest LT4
minus twice the related Marker Rate, applied to a notional amount equal to the
Uncertificated Principal Balance of REMIC I Regular Interest LT4.

(8)   The Pass-Through Rate on the Class R Certificates will be a per annum rate equal to the Net WAC Rate.  The pass-through rate for the Class R Certificates is initially equal to approximately 3.0945%

(9)   Each class of the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate of each class will be issuable to Residential Funding as "tax matters person" pursuant to
Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

(10)  The Pass-Through Rate on the Class M Certificates and Class B Certificates will be a per annum rate equal to the lesser of (i) LIBOR plus the related Pass-Through Margin and
(ii) the Net WAC Rate.  The related Pass-Through Margin on the Class M-1, Class M-2, Class
M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2
and Class B-3 Certificates is initially equal to 0.570%, 0.620%, 0.680%, 0.870%, 0.930%,
1.030%, 1.570%, 1.680%, 2.200%, 1.250%, 1.250% and 1.250%, respectively.

(11)  The holders of the Class P Certificates will be entitled to all Prepayment Charges received on Prepayment Charge Loans, and these amounts will not be available for distribution on the other certificates.  The Class P Certificates will not be entitled to interest on any amounts due.  The Class P Certificates will not represent an interest in any REMIC, they will instead represent an interest in the Trust constituted by this
Agreement that is a strip of Prepayment Charges associated with the Prepayment Charge Loans.